UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-05888

SMALLCAP World Fund, Inc.
(Exact Name of Registrant as Specified in Charter)

333 South Hope Street
Los Angeles, California 90071
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: September 30

Date of reporting period: September 30, 2009

Chad L. Norton
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(Name and Address of Agent for Service)

Copies to:
Mark D. Perlow
K&L Gates LLP
Four Embarcadero Center, Suite 1200
San Francisco, California  94111
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

[logo - American Funds®]

The right choice for the long term®

SMALLCAP World Fund

Global investing in today’s world

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Annual report for the year ended September 30, 2009

SMALLCAP World Fund® seeks long-term growth of capital through investments in smaller companies in the United States and around the world.

This fund is one of the 30 American Funds. American Funds is one of the nation’s largest mutual fund families. For nearly 80 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Results at a glance

For periods ended September 30, 2009, with all distributions reinvested
		Average annual total returns
	Total returns			Lifetime
	1 year	5 years	10 years	(since 4/30/90)

SMALLCAP World Fund
(Class A shares)	6.3%	7.1%	4.9%	9.2%

S&P Global <$3 Billion Index1,2	8.8	7.7	8.0	8.3

MSCI All Country World
Small Cap Index1,3	9.2	7.4	6.8	n/a

Lipper Global Small-Cap
Funds Average4	3.2	5.5	5.9	9.2

1All market indexes cited in this report are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.
2S&P Global <$3 Billion Index has been used since May 2006. See page 3 for details on the fund’s historical index comparisons.

3The MSCI All Country World Small Cap Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of smaller capitalization companies in both developed and emerging markets.

4Lipper averages do not reflect the effect of sales charges or taxes.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 27 and 28 for details.

See page 3 for Class A share results with relevant sales charges deducted. Results for other share classes can be found on page 34.

Equity investments are subject to market fluctuations. Investing outside the United States may be subject to additional risks, such as currency fluctuations and political instability. Investing in small-capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. See the prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

In this report

Special feature

4	Global investing in today’s world
SMALLCAP World Fund’s continued focus on intensive company research may be particularly suited to today’s new economic realities.

Contents

1	Letter to shareholders

3	The value of a long-term perspective

10	Summary investment portfolio

18	Financial statements

35	Board of directors and other officers

Fellow shareholders:

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SMALLCAP World Fund’s fiscal year was one of the most volatile in memory. Despite that, for the 12 months ended September 30, 2009, the fund increased in value by 6.3% on a total return basis. There were no dividends or capital gains paid out during this fiscal year.

The fund’s positive return is the result of two very different six-month periods. In the first six months of the fiscal year, ended March 31, 2009, the fund posted a 31.8% loss. From April 1 to September 30 of this year, the fund gained 55.9% to produce the year’s positive total return.

The 12-month total return was slightly less than the 8.8% increase in the S&P Global <$3 Billion Index and the 9.2% rise in the MSCI All Country World Small Cap Index, both of which are unmanaged and measures of global small-cap stocks. However, the fund did better than the unmanaged Standard & Poor’s 500 Composite Index, a measure of the largest U.S. companies, which lost 6.9%. The fund also surpassed its peer group, the Lipper Global Small-Cap Funds Average, which returned 3.2%.

Two different markets
The fallout from the global financial crisis, and the market’s subsequent recovery, created two very different market environments over the course of the fund’s fiscal year. As we reported to you six months ago, the start of the fund’s fiscal year coincided with a historic drop in global equity markets. Investors had lost confidence in the international financial system, which was rocked by the failures of major global institutions such as Lehman Brothers, AIG and Fannie Mae, and was exacerbated by the deepening of a global recession.

Although the markets appeared to stabilize in December, stocks continued to fall through January and February until finally reaching their low point in early March. Much of the period was marked by panic selling, intense volatility and constant worry over the depth of the recession and the ability of government actions to stem its effects.

While the recession continued in the United States and many developed countries, stocks began a sustained and impressive turnaround during the second half of the fund’s fiscal year. Every sector, even the beleaguered financial stocks blamed for the downturn, showed strength during this turnaround. Stocks from emerging markets led the downturn with steep losses, but helped lead the recovery as well.

How the fund responded
SMALLCAP World Fund has always invested for the long term. While we certainly pay attention to market cycles and economic trends, our primary objective is to invest in high-quality small companies that we believe will make good investments over long periods of time — not just over a few months. To that end, we held on to what we thought were our soundest investments, and bought new stocks selectively, amid the downturn as well as during the market’s recovery.

[Begin Sidebar]
Where are SMALLCAP’s holdings located?

[begin pie chart]
As of September 30, 2009	Percent of net assets

United States	41.1%
Asia & Pacific Basin	24.7
Europe	19.9
Other (including Canada
& Latin America)	5.7
Short-term securities &
other assets less liabilities	8.6
[end pie chart]

[begin pie chart]
As of September 30, 2008	Percent of net assets

United States	37.1%
Asia & Pacific Basin	26.1
Europe	17.9
Other (including Canada
& Latin America)	6.1
Short-term securities &
other assets less liabilities	12.8
[end pie chart]
[End Sidebar]

[Begin Sidebar]
Largest equity holdings	Percent of net assets

Kingboard Chemical Holdings	1.2%
Container Corp. of India	.9
Xinao Gas Holdings	.8
Cochlear	.8
MSC Industrial Direct	.8
Jumbo	.7
Digital River	.7
Downer EDI	.7
Heritage Oil	.6
Modern Times Group	.6
[End Sidebar]

As you’ll see in the following pages, we selectively added to our holdings in the financial sector, which grew from 9.4% of the portfolio as of September 30, 2008, to 11.9% one year later. Most of the other sector holdings were relatively unchanged. The fund’s short-term securities and other assets less liabilities fell from 12.8% of the portfolio to 8.6% at the end of the fiscal year.

The fund continues to be well diversified across the globe, with more than half its assets invested outside the United States. Of the 45 countries that the MSCI All Country World Small Cap Index represents, 38 saw positive total returns for the full fiscal year, measured in U.S. dollars. Brazil gained 81.5%, while India climbed 40.3%. China climbed 85.7%, with Hong Kong rising 35.9%. The United States, which represents 41.1% of the total portfolio, declined 1.2% overall.

Going forward, we will be replacing the S&P Global <$3 Billion Index with the MSCI All Country World Small Cap Index as our primary reference, as we believe the latter better represents the mix of global stocks held in the fund’s portfolio.

Broadly speaking, most stock sectors did well during the fiscal year, though a number of health care stocks lagged the rest of the portfolio — Vision-Sciences lost 63.7%, while Array BioPharma lost 69.0%. Of the fund’s top 10 holdings, only MSC Industrial Direct posted a negative return, losing 5.4%. Heritage Oil, another top-10 holding, gained 101.5%.

Maintaining a long-term perspective
We are cautiously optimistic about the future. While the world still struggles with recessionary conditions and high unemployment, global stock markets have begun to recover over the past six months. There yet may be times of volatility, and some of it could be intense.

Still, we are particularly heartened by the growth and resilience of emerging markets during this past year. The world will continue to adjust and change, and while the United States and its companies still will play a leading role in economic growth, other nations have begun to take the stage as well. For more of our thoughts on the current market environment, please see this report’s feature article beginning on page 4.

Just as it was easy to be discouraged by the fund’s results in the first half of the fiscal year, so too is it easy to be excited about a 55.9% return in the six months immediately afterward. Yet it is prudent to understand that these returns are extremes. We do not measure our success in monthly increments, but in the long-term growth and development of the fund, and we urge you to take a similar perspective with regard to your personal holdings in the months and years to come.

As always, we appreciate your continued support, and look forward to reporting to you again in six months.

Sincerely,

/s/ Gordon Crawford

Gordon Crawford
Vice Chairman of the Board

/s/ Gregory W. Wendt

Gregory W. Wendt
President

November 10, 2009

For current information about the fund, visit americanfunds.com.

The value of a long-term perspective

This chart shows how a $10,000 investment in SMALLCAP World Fund’s Class A shares grew from April 30, 1990 — the fund’s inception — through September 30, 2009, the end of the fund’s latest fiscal year. As you can see, the $10,000 would have grown to $51,765 even after deducting the maximum 5.75% sales charge.

Fund results shown reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.

[begin mountain chart]
	Date	SMALLCAP World Fund	Date	S&P Global <$3 Billion Index2,3,4	Date	Consumer Price Index6	Date	MSCI All Country World Small Cap Index4,5
	4/30/1990	$9,425	4/30/1990	$10,000	4/30/1990	$10,000	4/30/1990	$10,000
Fiscal Year 1990
High	16-Jul-90	$9,963	17-Jul-90	$11,596	30-Sep-90	$10,295	17-Jul-90	$11,596
Low	28-Sep-90	$8,288	28-Sep-90	$8,918	30-Apr-90	$10,000	28-Sep-90	$8,918
Close	30-Sep-90	$8,288	30-Sep-90	$8,918	30-Sep-90	$10,295	30-Sep-90	$8,918
Fiscal Year 1991
High	30-Sep-91	$11,307	17-Apr-91	$11,421	30-Sep-91	$10,644	17-Apr-91	$11,421
Low	11-Oct-90	$8,231	16-Jan-91	$8,897	01-Oct-90	$10,357	16-Jan-91	$8,897
Close	30-Sep-91	$11,307	30-Sep-91	$11,210	30-Sep-91	$10,644	30-Sep-91	$11,210
Fiscal Year 1992
High	12-Feb-92	$12,666	7-Feb-92	$11,884	30-Sep-92	$10,962	7-Feb-92	$11,884
Low	9-Oct-91	$11,140	12-Aug-92	$10,570	01-Oct-91	$10,659	12-Aug-92	$10,570
Close	30-Sep-92	$11,640	30-Sep-92	$10,999	30-Sep-92	$10,962	30-Sep-92	$10,999
Fiscal Year 1993
High	30-Sep-93	$15,418	3-Sep-93	$14,469	30-Sep-93	$11,257	3-Sep-93	$14,469
Low	5-Oct-92	$11,368	9-Oct-92	$10,649	01-Oct-92	$11,001	9-Oct-92	$10,649
Close	30-Sep-93	$15,418	30-Sep-93	$14,341	30-Sep-93	$11,257	30-Sep-93	$14,341
Fiscal Year 1994
High	3-Feb-94	$17,254	2-Sep-94	$15,687	30-Sep-94	$11,590	2-Sep-94	$15,727
Low	24-Jun-94	$15,474	29-Nov-93	$13,616	01-Oct-93	$11,303	29-Nov-93	$13,616
Close	30-Sep-94	$16,744	30-Sep-94	$15,396	30-Sep-94	$11,590	30-Sep-94	$15,468
Fiscal Year 1995
High	11-Sep-95	$20,046	11-Sep-95	$16,967	30-Sep-95	$11,885	11-Sep-95	$16,260
Low	30-Jan-95	$15,821	13-Dec-94	$14,146	03-Oct-94	$11,598	13-Dec-94	$14,289
Close	30-Sep-95	$19,856	30-Sep-95	$16,896	30-Sep-95	$11,885	30-Sep-95	$16,221
Fiscal Year 1996
High	20-May-96	$23,573	20-May-96	$19,449	30-Sep-96	$12,242	20-May-96	$18,617
Low	18-Dec-95	$19,323	27-Oct-95	$16,209	31-Dec-95	$11,908	27-Oct-95	$15,635
Close	30-Sep-96	$22,877	30-Sep-96	$18,911	30-Sep-96	$12,242	30-Sep-96	$17,857
Fiscal Year 1997
High	30-Sep-97	$28,689	30-Sep-97	$21,459	30-Sep-97	$12,506	30-Sep-97	$19,522
Low	28-Apr-97	$22,594	14-Apr-97	$18,174	01-Oct-96	$12,281	14-Apr-97	$16,713
Close	30-Sep-97	$28,689	30-Sep-97	$21,459	30-Sep-97	$12,506	30-Sep-97	$19,522
Fiscal Year 1998
High	13-Oct-97	$29,202	22-Apr-98	$22,520	30-Sep-98	$12,692	21-Apr-98	$20,484
Low	31-Aug-98	$22,174	31-Aug-98	$16,699	31-Dec-97	$12,514	31-Aug-98	$15,352
Close	30-Sep-98	$22,749	30-Sep-98	$17,204	30-Sep-98	$12,692	30-Sep-98	$15,611
Fiscal Year 1999
High	13-Sep-99	$33,760	15-Jul-99	$22,614	30-Sep-99	$13,026	13-Sep-99	$21,579
Low	8-Oct-98	$20,294	8-Oct-98	$15,789	31-Dec-98	$12,715	8-Oct-98	$14,369
Close	30-Sep-99	$32,172	30-Sep-99	$21,980	30-Sep-99	$13,026	30-Sep-99	$20,984
Fiscal Year 2000
High	10-Mar-00	$56,595	9-Mar-00	$27,318	30-Sep-00	$13,476	10-Mar-00	$26,069
Low	18-Oct-99	$31,127	18-Oct-99	$21,263	01-Oct-99	$13,049	18-Oct-99	$20,444
Close	30-Sep-00	$44,532	30-Sep-00	$24,845	30-Sep-00	$13,476	30-Sep-00	$22,985
Fiscal Year 2001
High	2-Oct-00	$43,857	2-Oct-00	$24,598	30-Sep-01	$13,832	2-Oct-00	$22,743
Low	21-Sep-01	$23,450	21-Sep-01	$18,329	02-Oct-00	$13,499	21-Sep-01	$16,368
Close	30-Sep-01	$24,516	30-Sep-01	$19,352	30-Sep-01	$13,832	30-Sep-01	$17,180
Fiscal Year 2002
High	17-Apr-02	$31,220	17-May-02	$24,015	30-Sep-02	$14,042	17-May-02	$21,364
Low	24-Sep-02	$22,831	24-Sep-02	$18,610	31-Dec-01	$13,708	24-Sep-02	$16,279
Close	30-Sep-02	$23,121	30-Sep-02	$18,799	30-Sep-02	$14,042	30-Sep-02	$16,429
Fiscal Year 2003
High	19-Sep-03	$31,932	19-Sep-03	$27,147	30-Sep-03	$14,368	19-Sep-03	$23,605
Low	9-Oct-02	$21,288	9-Oct-02	$17,316	31-Dec-02	$14,034	9-Oct-02	$15,159
Close	30-Sep-03	$30,626	30-Sep-03	$26,252	30-Sep-03	$14,368	30-Sep-03	$22,898
Fiscal Year 2004
High	12-Apr-04	$38,954	7-Apr-04	$33,392	30-Sep-04	$14,732	7-Apr-04	$28,999
Low	1-Oct-03	$31,035	1-Oct-03	$26,673	31-Dec-03	$14,298	1-Oct-03	$23,259
Close	30-Sep-04	$36,736	30-Sep-04	$32,669	30-Sep-04	$14,732	30-Sep-04	$28,339
Fiscal Year 2005
High	30-Sep-05	$46,392	30-Sep-05	$42,041	30-Sep-05	$15,423	30-Sep-05	$36,324
Low	14-Oct-04	$36,577	14-Oct-04	$32,658	31-Dec-04	$14,763	14-Oct-04	$28,253
Close	30-Sep-05	$46,392	30-Sep-05	$42,041	30-Sep-05	$15,423	30-Sep-05	$36,324
Fiscal Year 2006
High	9-May-06	$58,016	9-May-06	$52,654	31-Aug-06	$15,818	9-May-06	$44,841
Low	27-Oct-05	$43,590	20-Oct-05	$39,698	31-Dec-05	$15,268	20-Oct-05	$34,197
Close	30-Sep-06	$53,477	30-Sep-06	$48,175	30-Sep-06	$15,741	30-Sep-06	$41,361
Fiscal Year 2007
High	19-Jul-07	$73,253	19-Jul-07	$63,720	17-Sep-07	$16,175	13-Jul-07	$53,980
Low	10-Jan-07	$58,657	3-Oct-06	$48,013	16-Nov-06	$15,632	3-Oct-06	$41,194
Close	30-Sep-07	$72,413	30-Sep-07	$61,729	30-Sep-07	$16,175	30-Sep-07	$51,547
Fiscal Year 2008
High	31-Oct-07	$76,428	31-Oct-07	$64,579	16-Jul-08	$17,065	31-Oct-07	$53,830
Low	29-Sep-08	$47,556	29-Sep-08	$43,353	01-Oct-07	$16,175	29-Sep-08	$36,826
Close	30-Sep-08	$48,685	30-Sep-08	$43,435	30-Sep-08	$16,973	30-Sep-08	$37,157
Fiscal Year 2009
High	22-Sep-09	$52,124	22-Sep-09	$47,848	01-Oct-08	$16,973	22-Sep-09	$41,186
Low	9-Mar-09	$28,688	9-Mar-09	$25,276	16-Dec-08	$16,309	9-Mar-09	$21,316
Close	30-Sep-09	$51,765	30-Sep-09	$47,266	30-Sep-09	$16,755	30-Sep-09	$40,572
[end mountain chart]

Past results are not predictive of results in future periods. The results shown are before taxes on fund distributions and sale of fund shares.

1As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

2S&P Global <$3 Billion Index has been used since May 2006. Cumulative returns for periods beginning before May 2006 also include results from the comparative indexes used in those periods as follows: S&P Global <$2 Billion (May 2004 to April 2006), S&P Developed <$1.5 Billion (January 2000 to April 2004), and S&P Developed <$1.2 Billion (1990 to 1999). The S&P Global indexes include both developed and developing countries. The S&P Developed indexes (used prior to May 2004) only include stocks in developed countries.

3High and low points between fiscal year-ends based on daily index values. For shareholder reports prior to 2005, only month-end values were available.
4These indexes are unmanaged, and their results include reinvested distributions but do not reflect the effect of sales charges, commissions, expenses or taxes.
5Because the index was not in existence at the time of the fund’s inception, cumulative returns through May 1994 reflect the returns of the S&P Developed <$1.2 Billion Index.
6Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
7For the period April 30, 1990 (when the fund began operations) through September 30, 1990.

Average annual total returns based on a $1,000 investment (for periods ended September 30, 2009)*

	1 year	5 years	10 years

Class A shares	0.20%	5.84%	4.25%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

The total annual fund operating expense ratio was 1.25% for Class A shares as of September 30, 2009.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 27 and 28 for details.

Global investing in today’s world

[Begin Photo Caption]
[photo of three men walking through the viewing area of a glass paneled building]
Japan
[End Photo Caption]

By now, it’s become evident to most investors that the economic and financial worlds have changed substantially and dramatically over the past year. The global financial sector suffered its worst crisis since the Great Depression, economies around the world fell into recession, and stocks tumbled precipitously, only to surge back in the spring and summer of this year.

It will take years to discern the effects of the financial crisis, recession and a reshuffling of the economic landscape. Yet the portfolio counselors of SMALLCAP World Fund believe that the fund’s in-depth research into individual companies can position the fund to generate above-average returns, even in this new market environment.

[Begin Sidebar]
Fund results shown are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.
[End Sidebar]

“For us, it’s been very important not to blink in the middle of this downturn,” says Gordon Crawford, portfolio counselor for SMALLCAP World Fund. “We need to keep an eye on the global economy, but more importantly, we need to continue doing the kind of research on individual companies that we’ve been doing for years.”

Weathering the downturn
The fact that SMALLCAP World Fund posted a total return of 6.3% for the year ended September 30, 2009, is all the more notable given the fact that by March 31, six months into the fund’s fiscal year, it was actually down 31.8%. Much of the decline had less to do with the health of many of the small-cap companies involved, than with broader economic issues, according to the fund’s portfolio counselors.

“Certainly, there’s a real and valid worry among investors that, when it comes to small-cap stocks, they’re a little more fragile,” says Brady Enright, another of the fund’s portfolio counselors. “They’re more oriented toward capital goods and economically sensitive industries, and there’s always the question of access to capital that’s so crucial to them.”

But this selloff, the fund’s portfolio counselors say, wasn’t based on individual companies. In October 2008, nearly every stock in the world fell significantly, along with the vast majority of bonds. That included some of the stocks that SMALLCAP World Fund’s portfolio counselors believed, and continue to believe, were their best long-term investments.

“It was certainly discouraging to see how ridiculously beaten up some of our holdings became, but we didn’t panic,” says portfolio counselor Jonathan Knowles. “We put a lot of work into identifying our best long-term investments and, ultimately, they didn’t disappoint when things turned around in the spring.”

[Begin Pull Quote]
“That’s been our key focus: finding companies that are positioned to do well despite all the unknowns.”
— Jonathan Knowles
[End Pull Quote]

The recovery took a while to materialize. Stocks appeared to find a bottom in November, but ultimately continued to fall until March. “It was relentless,” Gordon says. “You want to be a long-term investor, but it took a lot to sit there and watch that happen for months. But ultimately, stocks came roaring back.”

Gauging the recovery
The climb back from the March low was intense in its relatively steady ascent — there were few major interruptions in most global markets’ rise. But unlike the downturn, not every stock saw the same climb higher. Investors had a renewed appreciation for risk, especially as they sought to rebuild their portfolios, but caution remained in many areas of the market.

Some small-cap companies stood apart by weathering the downturn well, and that led many investors to realize that companies could turn a profit while facing intense economic uncertainty, something that also helped small-cap stocks regain their footing.

“When you asked around in October, management teams of these smaller companies were just in shock,” says portfolio counselor Kristian Stromsoe. “They had already started to see a more modest slowdown, then their revenues just collapsed completely. The ones that really got through it all in good shape had a rapid response. Some of their cuts and restructuring may have seemed draconian, but they may have saved the businesses.”

“That’s been our key focus: finding companies that are positioned to do well despite all the unknowns,” Jonathan adds. “They’re out there, and I think we’re doing a good job conducting the research necessary to locate them.”

Taking stock of today’s world
Even with the changes that have taken place, the portfolio counselors of SMALLCAP World Fund are doing what they’ve always done. They look at individual companies from the bottom up to gauge their fundamental soundness. Economic and sector trends are important, but when investing for the long-term, the company’s prospects are the top priority.

“Right now, I’ve invested in a fair amount of companies in the financial sector, for example, that other investors might be leery of just because they’re financials,” Brady says. “For instance, I’m seeing smaller banks that are very well capitalized, that can take over distressed banks’ assets, and that have the potential to do very well. That’s just one area where, I think, the research differentiates us.”

Yet trends within sectors and national economies remain important, since the success of even the most well-capitalized, stable company can fall prey to the environment around it. So while the fund’s investment analysts and portfolio counselors specialize in company research, they continue to pay attention to the larger economic and market forces around the world.

“You can’t help but look out there and see weak demand,” Kristian says. “Yes, we’re beginning to see some stabilization of sales for many companies, but they’re at very depressed levels. For many parts of the world, this is going to be a weak recovery, and there are consumers out there who still have to get out from under bad loans and debt.”

[photo of a globe sculpture]

[Begin Photo Caption]
[photo of a man looking out of a window at the Oriental Pearl Tower in Shanghai]
China
[End Photo Caption]

[Begin Photo Caption]
[photo of people on a subterranean escalator as it approaches street level]
Germany
[End Photo Caption]

[Begin Sidebar]
A wealth of experience

SMALLCAP World Fund’s portfolio counselors bring together a wealth of investment experience. Here are the specific years* of experience for these primary decision-makers in the fund:

*As of December 2009

Gordon Crawford	38 years
Claudia P. Huntington	37 years
Mark E. Denning	27 years
Noriko H. Chen	19 years
Brady L. Enright	18 years
Jonathan Knowles	18 years
Bradford F. Freer	17 years
J. Blair Frank	16 years
Lawrence Kymisis	15 years
Kristian Stromsoe	13 years
Terrance McGuire	11 years
[End Sidebar]

In the hardest-hit Western economies, a slow climb out of recession seems to be in store, according to many of the portfolio counselors on the fund. “The U.S., in particular, looks like it’s going to take a while to recover from the recession,” Gordon says. “Maybe in a global context, U.S. stocks aren’t as attractive as they used to be. But the United States is a huge economy, it has a great entrepreneurial culture, and a beneficial legal and tax system. There are always going to be opportunities in the U.S. for us.”

New opportunities in emerging markets
While Western Europe experienced similar problems, other parts of the world weathered the past year quite well. “I think the world has changed, but at the same time, I think it’s only reinforced our ideas about the long-term winners and losers in the global economy,” Gordon says. “One of the things that really stuck with me was the continued growth and stability of emerging markets, something we’ve been excited about for a while.”

[Begin Pull Quote]
“I think the world has changed, but at the same time, I think it’s only reinforced our ideas about the long-term winners and losers in the global economy.”
— Gordon Crawford
[End Pull Quote]

Emerging markets — particularly in Asia and South America — held up better than well-developed markets during the first half of the fund’s fiscal year. Over the past decade, some of the largest emerging markets, particularly China, India and Brazil, became very self-sufficient. Their economies grew and diversified, and they now boast a substantial and growing middle class.

“The other thing that emerging markets avoided was the massive credit bubble that caused the problems in the United States and United Kingdom,” Jonathan says. “India, in particular, has had excellent banking regulation for about 20 years now. And many of the up-and-coming consumers in these markets are not only young, but their savings rates are impressive. They have the means to be consumers, and there are home-grown companies developing there to serve their needs.”

The opportunities in emerging markets aren’t confined just to companies based in those countries. Even investors like Brady, who invest primarily in the United States, have found ways to engage with these growing, vibrant economies while still investing in the relatively more stable companies based in developed markets.

“You look at Asia, and you see some very good growth prospects that likely aren’t going to go away any time soon,” Brady says. “I’m finding many U.S. companies whose growth is driven by dynamics outside the U.S., and the valuations look very reasonable.”

The road ahead
The overarching uncertainty surrounding global stock investing will be difficult to overcome. Just as few anticipated the market’s collapse at the start of the fund’s fiscal year, few predicted such a sharp recovery in stock prices as well, especially since global economies have lagged the market during this recovery.

Predicting what’s going to happen next is even harder. While there’s a general consensus among SMALLCAP World Fund’s portfolio counselors that global economies will recover, the timing and strength of those recoveries is more difficult to pinpoint.

“When you have a very tricky environment like this one, where you don’t know what’s going to happen, you really have to go stock by stock and just try to find the companies that have the best chances of doing well no matter what,” Jonathan says.

“Now I feel like you just have to be very careful, very selective,” Kristian says. “That’s why research is so important now. It’s something that can really make the difference.” ■

Summary investment portfolio, September 30, 2009

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

[begin pie chart]
Industry sector diversification (percent of net assets)

Industrials	16.61%
Consumer discretionary	14.34
Information technology	12.98
Financials	11.88
Health care	10.93
Other industries	24.40
Convertible securities	0.18
Bonds & notes	0.07
Warrants	0.02
Short-term securities & other assets less liabilities	8.59
[end pie chart]

Country diversification (percent of net assets)

United States	41.1%
Euro zone(*)	8.9
United Kingdom	6.7
Australia	4.8
Peoples Republic of China	4.4
India	4.1
Hong Kong	2.7
Canada	2.1
Thailand	2.0
South Korea	1.9
Brazil	1.9
Other countries	10.8
Short-term securities & other assets less liabilities	8.6

(*)Countries using the euro as a common currency; those represented in the fund's portfolio are Austria, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Portugal, Slovenia and Spain.

	Shares		Percent
		Value	of net
Common stocks - 91.14%		(000)	assets

Industrials - 16.61%
Container Corp. of India Ltd.	6,121,060	$153,501	.88
Provides rail transportation and other logistical support for cargo shipments within India.
MSC Industrial Direct Co., Inc., Class A	3,123,700	136,131	.78
Distributes industrial maintenance and repair products.
Downer EDI Ltd.	15,911,345	114,989	.66
Engineering and infrastructure maintenance company in Australia and New Zealand.
Jain Irrigation Systems Ltd. (1)	4,674,949	77,403	.44
India-based manufacturer of irrigation systems, polyethylene pipes, and plastic sheets.
Monster Worldwide, Inc. (2)	3,700,000	64,676	.37
Online recruitment advertising and executive search firm.
URS Corp. (2)	1,479,200	64,567	.37
Engineering, construction and technical services provider, which serves as a contractor for the U.S. government and private industry clients.
Watsco, Inc.	1,191,000	64,207	.37
Major distributor of air conditioning, heating and refrigeration equipment.
Ellaktor SA	7,296,000	63,656	.36
Greece-based provider of project management and consulting services in the fields of infrastructure, real estate and energy.
Resources Connection, Inc. (1) (2)	3,477,500	59,326	.34
Professional services company that offers finance and accounting services.
Michael Page International PLC	10,672,466	57,097	.32
Major recruitment company based in the United Kingdom.
Other securities		2,051,125	11.72
		2,906,678	16.61

Consumer discretionary - 14.34%
Jumbo SA (1)	9,689,912	127,666	.73
Greece-based manufacturer and distributor of children's toys and games.
Modern Times Group MTG AB, Class B	2,313,000	100,184	.57
Involved in broadcasting, publishing and electronic retailing.
Billabong International Ltd.	8,690,970	92,027	.53
Retailer of surfwear and other recreational clothing and accessories.
Central European Media Enterprises Ltd., Class A (2)	2,340,000	80,145	.46
Television operator in Central Europe and Eastern Europe.
CTC Media, Inc. (2)	4,825,000	75,849	.43
Television media company based in Russia.
Virgin Media Inc. (2)	5,162,500	71,862	.41
United Kingdom-based provider of television, Internet, mobile phone and fixed-line telephone services.
Fourlis (1)	4,074,000	64,053	.37
Operator of home furnishing stores in Greece, Cyprus, Romania and Bulgaria.
lululemon athletica inc. (2)	2,768,214	62,977	.36
Manufacturer and retailer of yoga-inspired athletic apparel.
Pantaloon Retail (India) Ltd. (1)	8,524,816	60,551	.34
Major retail chain operator in India.
Other securities		1,774,373	10.14
		2,509,687	14.34

Information technology - 12.98%
Kingboard Chemical Holdings Ltd. (1)	55,295,200	210,135	1.20
Maker of printed circuit boards, as well as laminates, copper foil and chemicals used in printed circuit boards.
Digital River, Inc. (1) (2)	2,982,700	120,262	.69
Provides technology and services that enable its clients to sell their products on the Web.
Palm, Inc. (2)	4,541,000	79,150	.45
Manufacturer of smartphones and handheld computers.
AVEVA Group PLC (1)	5,225,000	76,734	.44
Engineering IT solutions provider to the plant, power and marine industries.
Rovi Corp. (2)	1,969,700	66,182	.38
Technology solutions provider for digital entertainment devices and services.
Hittite Microwave Corp. (1) (2)	1,765,000	64,917	.37
Manufacturer of integrated circuits, modules and subsystems for radio frequency, microwave and millimeter-wave applications.
AAC Acoustic Technologies Holdings Inc.	57,582,000	62,936	.36
China-based manufacturer of miniature acoustic components.
National Instruments Corp.	2,207,653	60,997	.35
Develops and manufactures hardware and software for test and measurement instrumentation.
SkillSoft PLC (ADR) (1) (2)	6,289,000	60,374	.35
Provides online courses on information technology, business skills and other topics.
Veeco Instruments Inc. (1) (2)	2,566,396	59,848	.34
Its precision equipment is used to make, measure and test semiconductors, magnetic heads and disk drives.
Verifone Holdings, Inc. (2)	3,636,500	57,784	.33
Supplier of electronic payment equipment and value-added services for point of sales.
Other securities		1,350,763	7.72
		2,270,082	12.98

Financials - 11.88%
Indiabulls Real Estate Ltd. (2)	15,550,000	88,569	.51
India-based commercial real estate development company.
City National Corp.	2,179,000	84,828	.48
Provides personal and business banking services in California.
Dah Sing Financial Holdings Ltd. (1) (2)	14,557,000	83,779	.48
Provides banking and financial services in Hong Kong.
Daegu Bank, Ltd.	5,611,770	80,714	.46
Korean commercial bank serving the city of Daegu and the North Gyeongsang province.
SVB Financial Group (1) (2)	1,789,000	77,410	.44
Financial services provider for companies in the technology, life science, venture capital, private equity and premium wine markets.
Industrial and Commercial Bank of China (Asia) Ltd.	33,982,009	76,914	.44
Commercial bank based in Hong Kong.
Kotak Mahindra Bank Ltd.	4,691,262	76,631	.44
Financial solutions provider based in India.
BOK Financial Corp.	1,520,000	70,406	.40
A holding company with banking offices in the central and western U.S.
Redwood Trust, Inc. (1)	4,450,000	68,975	.39
Real estate investment trust based in California.
Hospitality Properties Trust	3,150,000	64,166	.37
Real estate investment trust with hotel and travel center holdings in the U.S., Puerto Rico and Canada.
Cullen/Frost Bankers, Inc.	1,191,000	61,503	.35
Provides banking services to individuals and businesses primarily in Texas.
Glacier Bancorp, Inc. (1)	3,959,000	59,147	.34
Multi-bank holding company, providing commercial banking services in Montana, Idaho, Wyoming, Colorado, Utah and Washington.
Other securities		1,185,875	6.78
		2,078,917	11.88

Health care - 10.93%
Cochlear Ltd.	2,362,154	139,152	.80
A major designer and manufacturer of hearing implants and hearing aids sold around the world.
Inverness Medical Innovations, Inc. (2)	2,447,400	94,788	.54
Manufacturer of consumer and professional medical diagnostic products focused on cardiology, women's health and infectious diseases.
Thoratec Corp. (1) (2)	3,076,500	93,126	.53
Manufacturer of medical devices used for circulatory support.
American Medical Systems Holdings, Inc. (1) (2)	3,935,400	66,587	.38
Makes medical devices that treat urological disorders.
Fisher & Paykel Healthcare Corp. Ltd. (1)	26,890,690	63,717	.36
Manufactures health care appliances used in hospitals and clinics.
Myriad Genetics, Inc. (2)	2,288,000	62,691	.36
Biopharmaceutical company focused on diagnostic and therapeutic products to prevent and treat cancer and viral diseases.
Illumina, Inc. (2)	1,350,000	57,375	.33
Biotechnology company engaged in the manufacture of integrated systems for the analysis of genetic variation and biological function.
Other securities		1,334,517	7.63
		1,911,953	10.93

Materials - 6.54%
AptarGroup, Inc.	2,484,682	92,828	.53
Manufacturer of consumer product dispensing systems for fragrances, pharmaceuticals and personal care products.
James Hardie Industries NV (2)	13,260,609	91,971	.53
Makes building materials including fiber cement, which is used in siding, walls and roofing.
African Minerals Ltd. (2)	10,676,082	65,591	.37
A diamond exploration company in Africa.
Talvivaara Mining Co. PLC (2)	10,623,800	64,497	.37
Nickel mining company based in Finland.
Rhodia SA (2)	4,195,853	63,788	.36
Manufacturer of specialty chemicals used in plastics, fibers, consumer products and pharmaceuticals.
Other securities		766,108	4.38
		1,144,783	6.54

Energy - 5.08%
Heritage Oil Ltd. (2)	14,078,000	110,611	.63
Canada-based oil and gas exploration, development and production company with a variety of global interests.
Pacific Rubiales Energy Corp. (2)	7,015,000	86,990	.50
Canada-based producer of heavy crude oil and natural gas focused in Colombia and northern Peru.
Niko Resources Ltd.	920,000	72,057	.41
Oil and natural gas developer with interests in India, Bangladesh, Pakistan, Indonesia and other regions.
FMC Technologies, Inc. (2)	1,245,000	65,039	.37
Engaged in offshore energy production, food processing and airplane loading systems.
Other securities		554,406	3.17
		889,103	5.08

Consumer staples - 4.37%
Alberto-Culver Co.	2,221,227	61,484	.35
Manufacturer of personal care and household products.
Hypermarcas SA, ordinary nominative (2)	2,906,200	57,045	.33
Consumer products manufacturer based in Brazil.
Other securities		646,263	3.69
		764,792	4.37

Utilities - 1.81%
Xinao Gas Holdings Ltd. (1)	72,350,000	143,776	.82
China-based operator of gas pipeline infrastructure and a distributor of piped and bottled gas.
Other securities		172,456	.99
		316,232	1.81

Telecommunication services - 1.62%
tw telecom inc. (2)	5,985,000	80,498	.46
Business provider of broadband voice and data networking services.
Other securities		202,498	1.16
		282,996	1.62

Miscellaneous - 4.98%
Other common stocks in initial period of acquisition		871,321	4.98

Total common stocks (cost: $13,702,212,000)		15,946,544	91.14

			Percent
		Value	of net
Warrants - 0.02%		(000)	assets

Other - 0.02%
Other securities		3,613	.02

Total warrants (cost: $47,000)		3,613	.02

			Percent
		Value	of net
Convertible securities - 0.18%		(000)	assets

Other - 0.17%
Other securities		30,285	.17

Miscellaneous - 0.01%
Other convertible securities in initial period of acquisition		2,229	.01

Total convertible securities (cost: $38,009,000)		32,514	.18

			Percent
		Value	of net
Bonds & notes - 0.07%		(000)	assets

Financials - 0.07%
Other securities		11,439	.07

Total bonds & notes (cost: $10,152,000)		11,439	.07

	Principal		Percent
	amount	Value	of net
Short-term securities - 8.70%	(000)	(000)	assets

U.S. Treasury Bills 0.14%-0.35% due 10/8/2009-7/15/2010	295,830	295,452	1.69
Freddie Mac 0.13%-0.27% due 10/19/2009-4/26/2010	278,200	278,145	1.59
Federal Home Loan Bank 0.14%-0.20% due 10/19-12/18/2009	153,200	153,175	.88
Caisse d'Amortissement de la Dette Sociale 0.195%-0.21% due 12/16/2009-1/15/2010	145,700	145,585	.83
Fannie Mae 0.17%-0.30% due 10/28-12/29/2009	99,700	99,685	.57
BNP Paribas Finance Inc. 0.19%-0.22% due 10/20-12/23/2009	75,700	75,683	.43
ING (U.S.) Funding LLC 0.18%-0.30% due 10/1-10/27/2009	73,200	73,191	.42
Other securities		400,453	2.29

Total short-term securities (cost: $1,521,266,000)		1,521,369	8.70

Total investment securities (cost: $15,271,686,000)		17,515,479	100.11
Other assets less liabilities		(19,617)	(.11)

Net assets		$17,495,862	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio. Some of these securities (with aggregate value of $271,182,000, which represented 1.55% of the net assets of the fund) may be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares of that company. The fund's affiliated holdings listed below are either shown in the preceding summary investment portfolio or included in the value of "Other securities" under their respective industry sectors. Further details on these holdings and related transactions during the year ended September 30, 2009, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 9/30/09 (000)

Kingboard Chemical Holdings Ltd.	52,648,200	6,700,000	4,053,000	55,295,200	$4,388	$210,135
Xinao Gas Holdings Ltd.	51,038,000	21,312,000	-	72,350,000	1,314	143,776
Jumbo SA	4,844,956	4,844,956	-	9,689,912	2,737	127,666
Digital River, Inc. (2)	1,575,000	1,957,700	550,000	2,982,700	-	120,262
Thoratec Corp. (2)	-	3,076,500	-	3,076,500	-	93,126
Dah Sing Financial Holdings Ltd. (2)	11,174,600	3,382,400	-	14,557,000	-	83,779
SVB Financial Group (2)	-	1,939,000	150,000	1,789,000	-	77,410
Jain Irrigation Systems Ltd.	1,248,000	3,426,949	-	4,674,949	242	77,403
AVEVA Group PLC (3)	720,396	4,504,604	-	5,225,000	680	76,734
Redwood Trust, Inc.	1,440,000	3,310,000	300,000	4,450,000	830	68,975
American Medical Systems Holdings, Inc. (2)	5,370,000	-	1,434,600	3,935,400	-	66,587
Hittite Microwave Corp. (2) (3)	1,065,000	700,000	-	1,765,000	-	64,917
Fourlis	4,074,000	-	-	4,074,000	1,845	64,053
Fisher & Paykel Healthcare Corp. Ltd.	15,890,690	11,000,000	-	26,890,690	1,671	63,717
Pantaloon Retail (India) Ltd.	5,500,000	3,024,816	-	8,524,816	70	60,551
Pantaloon Retail (India) Ltd., Class B	-	551,250	-	551,250	8	2,753
SkillSoft PLC (ADR) (2)	7,225,000	-	936,000	6,289,000	-	60,374
Veeco Instruments Inc. (2)	2,306,396	260,000	-	2,566,396	-	59,848
Resources Connection, Inc. (2)	3,027,336	450,164	-	3,477,500	-	59,326
Glacier Bancorp, Inc.	-	3,959,000	-	3,959,000	1,032	59,147
Lions Gate Entertainment Corp. (2)	8,250,000	750,000	-	9,000,000	-	55,440
Integra LifeSciences Holdings Corp. (2)	1,238,500	584,890	218,500	1,604,890	-	54,807
Gulf Keystone Petroleum Ltd. (2) (4)	23,700,000	14,400,000	1,012,368	37,087,632	-	51,739
Blue Nile, Inc. (2)	941,140	-	112,000	829,140	-	51,506
Ekornes ASA	2,937,598	-	-	2,937,598	1,349	50,404
Volcano Corp. (2)	2,777,400	374,500	160,000	2,991,900	-	50,324
Nakanishi Inc.	491,100	66,000	-	557,100	403	49,070
Live Nation, Inc. (2)	4,000,000	1,782,000	-	5,782,000	-	47,355
Astaldi SpA	5,263,954	81,000	-	5,344,954	603	46,595
Beacon Roofing Supply, Inc. (2)	2,674,800	304,225	474,800	2,504,225	-	40,018
Northgate PLC	4,114,822	101,703,220	95,236,238	10,581,804	739	39,980
Northgate PLC, rights, expire 2009	-	96,198,220	96,198,220	-	-	-
Domino's Pizza UK & IRL PLC	-	8,286,034	-	8,286,034	476	38,686
Regal Petroleum PLC (2)	10,317,000	11,376,000	-	21,693,000	-	37,373
Manila Water Co., Inc.	111,206,800	-	-	111,206,800	349	36,250
SonoSite, Inc. (2)	1,254,866	170,000	70,766	1,354,100	-	35,829
Ennis, Inc.	1,032,000	1,033,810	-	2,065,810	1,120	33,322
Hana Microelectronics PCL	53,925,000	-	-	53,925,000	1,799	30,819
MARR SpA	3,202,500	177,563	-	3,380,063	1,734	30,530
Ipca Laboratories Ltd.	1,794,000	-	-	1,794,000	409	30,333
Grontmij NV, depository receipts	1,282,000	-	175,000	1,107,000	1,459	29,980
Exponent, Inc. (2)	-	936,400	-	936,400	-	26,378
Internet Capital Group, Inc. (2)	3,096,000	-	-	3,096,000	-	25,883
Frigoglass SAIC	1,967,833	200,000	100,000	2,067,833	1,368	25,185
Kenmare Resources PLC (2)	51,336,000	4,620,000	-	55,956,000	-	24,604
Kenmare Resources PLC (2)	-	4,620,000	4,620,000	-	-	-
Gruppo MutuiOnline SpA	3,160,000	-	-	3,160,000	734	24,471
ZOLL Medical Corp. (2)	1,655,000	376,183	910,000	1,121,183	-	24,128
LoopNet, Inc. (2)	1,001,500	2,042,535	600,000	2,444,035	-	22,094
Dolphin Capital Investors Ltd. (2)	33,715,400	3,050,000	-	36,765,400	-	21,897
eHealth, Inc. (2)	1,580,000	250,000	325,946	1,504,054	-	21,839
Mineral Deposits Ltd. (2)	16,142,844	-	-	16,142,844	-	12,107
Mineral Deposits Ltd. (CAD denominated) (2)	-	12,400,000	-	12,400,000	-	9,300
Mineral Deposits Ltd. (CAD denominated) (2)	6,300,000	-	6,300,000	-	-	-
Trinity Ltd. (4) (5)	82,337,500	-	-	82,337,500	510	20,506
Petroceltic International PLC (2)	-	68,700,000	-	68,700,000	-	19,497
Goodpack Ltd.	22,248,000	4,112,000	-	26,360,000	484	18,914
Goodpack Ltd., warrants, expire 2009	2,459,750	-	2,459,750	-	-	-
Houston Wire & Cable Co.	1,678,900	-	-	1,678,900	571	18,552
Fluidigm Corp., Series E, convertible preferred (2) (4) (5)	4,378,695	-	3,127,640	1,251,055	-	17,515
Fluidigm Corp. 12.00% convertible notes 2009 (4) (5) (6)	$-	$794,292	$-	$794,292	11	794
Fluidigm Corp., warrant (2) (4) (5)	-	1	-	1	-	-
Domino's Pizza Enterprises Ltd.	4,563,190	195,910	-	4,759,100	450	17,008
Infotech Enterprises Ltd.	3,000,000	-	-	3,000,000	94	16,701
Home Federal Bancorp, Inc.	1,384,249	-	-	1,384,249	305	15,808
Rusoro Mining Ltd. (2) (4)	-	20,000,000	-	20,000,000	-	7,856
Rusoro Mining Ltd. (2)	-	19,297,000	-	19,297,000	-	7,579
austriamicrosystems AG, non-registered shares (2)	715,000	-	-	715,000	-	14,979
Territorial Bancorp Inc. (2)	-	782,500	-	782,500	-	12,270
Bloomsbury Publishing PLC	5,405,000	-	-	5,405,000	358	10,695
BG Medicine, Inc., Series D, convertible preferred (2) (4) (5)	1,538,462	-	-	1,538,462	-	10,000
Vital Images, Inc. (2)	792,000	-	-	792,000	-	9,916
Cpl Resources PLC	2,975,986	-	-	2,975,986	57	8,539
TranS1 Inc. (2)	-	1,620,000	-	1,620,000	-	7,792
Ono Sokki Co., Ltd.	1,609,000	-	-	1,609,000	322	7,624
LECG Corp. (2) (3)	239,585	1,624,215	-	1,863,800	-	6,542
BrisConnections Unit Trusts (5)	27,300,000	-	-	27,300,000	22	5,540
Lonrho PLC (2)	14,275,000	35,385,000	7,645,000	42,015,000	-	5,394
Obtala Resources PLC (2) (4)	-	7,950,000	-	7,950,000	-	2,352
Obtala Resources PLC (2) (3)	7,000,000	-	-	7,000,000	-	2,071
Vision-Sciences, Inc. (2)	2,200,000	-	-	2,200,000	-	3,190
Ten Alps PLC (2)	1,815,000	1,624,001	-	3,439,001	-	1,622
Imagelinx PLC (2)	21,385,714	-	-	21,385,714	-	1,111
Zoloto Resources Ltd. (2) (5)	8,175,000	-	-	8,175,000	-	183
KAB Distribution Inc. (2) (5)	8,000,000	1,700,000	-	9,700,000	-	45
CEC Unet PLC (2) (5)	35,100,775	-	-	35,100,775	-	-
Abaxis, Inc. (2) (7)	1,609,700	25,000	800,000	834,700	-	-
ACI Worldwide, Inc. (2) (7)	2,742,400	-	1,668,907	1,073,493	-	-
Altra Holdings, Inc. (2) (7)	1,905,548	-	823,600	1,081,948	-	-
American Axle & Manufacturing Holdings, Inc. (7)	4,300,000	-	2,500,000	1,800,000	86	-
AMG Advanced Metallurgical Group NV (7)	2,143,960	94,040	2,238,000	-	-	-
Andersons, Inc. (7)	1,247,000	-	1,247,000	-	109	-
Apollo Hospitals Enterprise Ltd. (7)	3,275,000	-	3,275,000	-	-	-
Arpida Ltd. (7)	1,231,509	-	1,231,509	-	-	-
ArthroCare Corp. (2) (7)	2,117,000	100,000	947,000	1,270,000	-	-
AtriCure, Inc. (7)	824,500	-	824,500	-	-	-
Banyan Tree Holdings Ltd. (2) (7)	44,333,000	-	30,978,500	13,354,500	-	-
Busan Bank (7)	9,594,500	-	6,076,500	3,518,000	466	-
Café de Coral Holdings Ltd. (7)	31,550,000	1,336,000	7,910,000	24,976,000	2,524	-
Calgon Carbon Corp. (2) (7)	2,459,300	570,700	1,105,000	1,925,000	-	-
CardioNet, Inc. (7)	664,000	666,840	1,330,840	-	-	-
Chuang's China Investments Ltd. (7)	112,439,000	-	112,439,000	-	-	-
Concho Resources Inc. (2) (7)	4,806,820	88,263	3,623,983	1,271,100	-	-
Cougar Biotechnology, Inc. (7)	100,000	-	100,000	-	-	-
Cougar Biotechnology, Inc. (7)	1,000,000	-	1,000,000	-	-	-
Daegu Bank, Ltd. (7)	10,570,000	-	4,958,230	5,611,770	1,052	-
Downer EDI Ltd. (7)	23,026,345	-	7,115,000	15,911,345	3,136	-
Emeco Holdings Ltd. (7)	41,027,381	-	41,027,381	-	-	-
Entertainment Rights PLC (7)	42,281,102	-	42,281,102	-	-	-
First Calgary Petroleums Ltd. (GBP denominated) (7)	4,800,000	-	4,800,000	-	-	-
First Calgary Petroleums Ltd. (7)	10,846,000	-	10,846,000	-	-	-
Gaming VC Holdings SA (7)	1,396,800	305,000	305,000	1,396,800	639	-
Genesis Lease Ltd. (ADR) (7)	2,292,579	-	2,292,579	-	132	-
G-Shank Enterprise Co., Ltd. (7)	16,838,438	-	16,838,438	-	-	-
Hain Celestial Group, Inc. (2) (7)	2,580,000	-	990,000	1,590,000	-	-
Halla Engineering & Construction Corp. (7)	626,000	-	626,000	-	-	-
Heartland Payment Systems, Inc. (7)	2,970,000	408,350	1,800,000	1,578,350	333	-
Heritage Oil Ltd. (2) (7)	12,898,000	2,610,000	1,430,000	14,078,000	-	-
Hutchinson Technology Inc. (2) (7)	1,836,035	-	913,931	922,104	-	-
Hyflux Water Trust (7)	19,500,000	-	19,500,000	-	-	-
Hyunjin Materials Co., Ltd. (7)	857,100	11,263	868,363	-	-	-
I. Kloukinas - I. Lappas SA (7)	1,824,000	-	1,824,000	-	-	-
InfoSpace.com, Inc. (7)	1,971,200	-	1,971,200	-	1,090	-
Intersil Corp., Class A (7)	3,125,000	3,815,000	4,662,500	2,277,500	2,497	-
IVRCL Infrastructures & Projects Ltd. (7)	9,025,000	-	9,025,000	-	-	-
Jackson Hewitt Tax Service Inc. (7)	1,796,000	-	1,796,000	-	323	-
Jammu and Kashmir Bank Ltd. (7)	3,149,500	1,491,000	2,349,500	2,291,000	805	-
John Bean Technologies Corp. (3) (7)	702,717	804,200	976,917	530,000	290	-
Kaba Holding AG (7)	262,800	-	107,272	155,528	1,500	-
KNM Group Bhd. (7)	131,151,000	100,000,000	231,151,000	-	783	-
Kuoni Reisen Holding AG, Class B (7)	145,066	-	145,066	-	-	-
Major Drilling Group International Inc. (7)	1,500,000	-	1,500,000	-	230	-
Medicis Pharmaceutical Corp., Class A (7)	3,062,100	82,900	2,555,000	590,000	291	-
MEMSIC, Inc. (7)	1,191,536	-	1,191,536	-	-	-
Mentor Corp. (7)	1,700,700	-	1,700,700	-	-	-
Michaniki SA (7)	3,935,000	-	3,935,000	-	-	-
Michaniki SA, preference shares (7)	871,900	-	871,900	-	-	-
Mine Safety Appliances Co. (7)	1,627,300	295,200	600,900	1,321,600	1,550	-
Navitas Ltd. (7)	21,727,690	-	6,650,000	15,077,690	1,667	-
Nishimatsuya Chain Co., Ltd. (7)	5,565,000	-	5,565,000	-	219	-
OPTI Canada Inc. (7)	9,570,000	5,851,600	15,421,600	-	-	-
OPTI Canada Inc. (7)	5,851,600	-	5,851,600	-	-	-
OPTI Canada Inc., warrants, expire 2008 (7)	105,000	-	105,000	-	-	-
Peet's Coffee & Tea, Inc. (7)	1,015,000	-	1,015,000	-	-	-
PetMed Express, Inc. (7)	1,500,000	-	1,500,000	-	-	-
Polo Resources Ltd. (2) (7)	123,872,500	-	61,936,300	61,936,200	-	-
Power Integrations, Inc. (7)	1,775,200	-	1,775,200	-	87	-
Pyeong San Co., Ltd. (7)	1,220,171	-	1,220,171	-	-	-
Rhodia SA (2) (7)	5,093,401	-	897,548	4,195,853	-	-
Robinsons Land Corp., Class B (7)	122,188,300	56,360,000	60,200,000	118,348,300	567	-
Schibsted ASA (2) (7)	4,703,200	550,020	3,786,500	1,466,720	-	-
Schibsted ASA, rights, expire 2009 (7)	-	916,700	916,700	-	-	-
Sintex Industries Ltd. (7)	3,230,250	7,652,476	5,459,000	5,423,726	125	-
Solomon Mutual Savings Bank (7)	1,062,023	-	1,062,023	-	-	-
SourceForge, Inc. (7)	4,700,000	-	4,700,000	-	-	-
Superior Well Services, Inc. (7)	1,200,000	-	1,200,000	-	-	-
TaeWoong Co., Ltd. (7)	1,033,400	200,000	702,900	530,500	68	-
TICON Property Fund (7)	30,400,000	23,109,375	53,509,375	-	372	-
TK Corp. (7)	1,659,000	82,950	1,741,950	-	-	-
Trigon Agri A/S (7)	8,150,000	-	8,150,000	-	-	-
Tripod Technology Corp. (7)	30,494,514	-	30,494,514	-	-	-
TrueBlue, Inc. (2) (7)	1,649,398	774,202	250,000	2,173,600	-	-
Ultimate Software Group, Inc. (2) (3) (7)	1,200,000	555,000	1,085,800	669,200	-	-
UnionBank of the Philippines (7)	37,429,400	-	37,429,400	-	-	-
United Laboratories International Holdings Ltd. (7)	71,242,000	-	71,242,000	-	-	-
ValueVision Media, Inc., Class A (7)	1,900,000	-	1,900,000	-	-	-
Vical Inc. (2) (7)	2,250,279	-	1,225,000	1,025,279	-	-
					$51,484	$2,989,380

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Represents an affiliated company as defined under the Investment Company Act of 1940.
(2) Security did not produce income during the last 12 months.
(3) This security was an unaffiliated issuer in its initial period of acquisition at 9/30/2008; it was not publicly disclosed.
(4) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

	Acquisition	Cost	Value	Percent of
	date(s)	(000)	(000)	net assets

Gulf Keystone Petroleum Ltd.	7/22/2008-8/3/2009	14,810	51,739	.30%
Trinity Ltd.	12/6/2007	37,508	20,506	.12
Fluidigm Corp., Series E, convertible preferred	12/21/2006-10/24/2007	17,515	17,515	.10
Fluidigm Corp. 12.00% convertible notes 2009	8/17/2009	794	794	.00
Fluidigm Corp., warrant	8/17/2009	-	-	.00
BG Medicine, Inc., Series D, convertible preferred	7/9/2008	10,000	10,000	.06
Rusoro Mining Ltd.	3/10/2009	9,256	7,856	.04
Obtala Resources PLC	2/26/2009	1,921	2,352	.01
Other restricted securities		142,149	57,953	.33

Total restricted securities		$233,953	$168,715	.96%

(5) Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in "Other securities," was $158,800,000, which represented .91% of the net assets of the fund.

(6) Coupon rate may change periodically.
(7) Unaffiliated issuer at 9/30/2009.

Key to abbreviations
ADR = American Depositary Receipts
CAD = Canadian dollars
GBP = British pounds

The descriptions of the companies shown in the summary investment portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Report of Independent Registered Public Accounting Firm.

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at September 30, 2009	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $12,450,621)	$14,526,099
Affiliated issuers (cost: $2,821,065)	2,989,380	$17,515,479
Cash denominated in currencies other than U.S. dollars (cost: $697)		724
Cash		99
Receivables for:
Sales of investments	113,525
Sales of fund's shares	20,457
Dividends and interest	21,865	155,847
		17,672,149
Liabilities:
Payables for:
Purchases of investments	111,468
Repurchases of fund's shares	25,253
Investment advisory services	9,016
Services provided by affiliates	7,827
Directors' deferred compensation	1,434
Non-U.S. taxes	19,363
Other	1,926	176,287
Net assets at September 30, 2009		$17,495,862

Net assets consist of:
Capital paid in on shares of capital stock		$18,929,458
Distributions in excess of net investment income		(57,446)
Accumulated net realized loss		(3,600,956)
Net unrealized appreciation		2,224,806
Net assets at September 30, 2009		$17,495,862

(dollars and shares in thousands, except per-share amounts)
Total authorized capital stock - 1,000,000 shares, $.01 par value (582,255 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share*
Class A	$12,814,211	423,486	$30.26
Class B	427,724	14,926	28.66
Class C	738,236	25,953	28.44
Class F-1	543,352	18,092	30.03
Class F-2	158,468	5,214	30.39
Class 529-A	420,888	13,970	30.13
Class 529-B	51,025	1,761	28.98
Class 529-C	154,756	5,347	28.94
Class 529-E	24,654	830	29.70
Class 529-F-1	35,264	1,168	30.20
Class R-1	36,070	1,242	29.05
Class R-2	602,664	20,757	29.03
Class R-3	534,181	18,025	29.64
Class R-4	377,669	12,538	30.12
Class R-5	260,060	8,500	30.60
Class R-6	316,640	10,446	30.31

(*)Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Classes A and 529-A, for which the maximum offering prices per share were $32.11 and $31.97, respectively.

See Notes to Financial Statements

Statement of operations
for the year ended September 30, 2009	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $14,417; also includes $51,473 from affiliates)	$254,873
Interest (net of non-U.S. taxes of $46; also includes $11 from affiliate)	15,458	$270,331

Fees and expenses*:
Investment advisory services	85,870
Distribution services	41,282
Transfer agent services	28,603
Administrative services	8,217
Reports to shareholders	1,837
Registration statement and prospectus	3,742
Directors' compensation	363
Auditing and legal	219
Custodian	2,192
State and local taxes	341
Other	2,034
Total fees and expenses before waiver	174,700
Less investment advisory services waiver	2,062
Total fees and expenses after waiver		172,638
Net investment income		97,693

Net realized loss and unrealized appreciation on investments and currency:
Net realized loss on:
Investments (net of non-U.S. taxes of $672; also includes $1,531,502 net loss from affiliates)	(3,559,640)
Currency transactions	(3,588)	(3,563,228)
Net unrealized appreciation on:
Investments (net of non-U.S. taxes of $19,363)	4,089,113
Currency translations	641	4,089,754
Net realized loss and unrealized appreciation on investments and currency		526,526
Net increase in net assets resulting from operations		$624,219

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets	(dollars in thousands)

	Year ended September 30
	2009	2008
Operations:
Net investment income	$97,693	$165,466
Net realized (loss) gain on investments and currency transactions	(3,563,228)	588,156
Net unrealized appreciation (depreciation) on investments and currency translations	4,089,754	(9,480,501)
Net increase (decrease) in net assets resulting from operations	624,219	(8,726,879)

Dividends and distributions paid to shareholders:
Dividends from net investment income	-	(408,327)
Distributions from net realized gain on investments	-	(2,355,189)
Total dividends and distributions paid to shareholders	-	(2,763,516)

Net capital share transactions	(710,466)	2,691,993

Total decrease in net assets	(86,247)	(8,798,402)

Net assets:
Beginning of year	17,582,109	26,380,511
End of year (including distributions in excess of
net investment income: $(57,446) and $(190,518), respectively)	$17,495,862	$17,582,109

See Notes to Financial Statements

Notes to financial statements

1. Organization and significant accounting policies

Organization – SMALLCAP World Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital through investments in smaller companies in the U.S. and around the world.

The fund has 16 share classes consisting of five retail share classes, five 529 college savings plan share classes and six retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F-1) can be used to save for college education. The six retirement plan share classes (R-1, R-2, R-3, R-4, R-5 and R-6) are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None
*Effective April 21, 2009, Class B and 529-B shares of the fund are not available for purchase.

On May 1, 2009, the fund made an additional retirement plan share class (Class R-6) available for sale pursuant to an amendment to its registration statement filed with the Securities and Exchange Commission (“SEC”). Refer to the fund’s retirement plan prospectus for more details.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies – The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Net asset value – The fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Security valuation – Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from one or more independent pricing vendors when such prices are available. However, where the investment adviser deems it appropriate to do so, such securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Vendors base bond prices on, among other things, valuation matrices that incorporate dealer-supplied valuations, proprietary pricing models and evaluations of the yield curve as of approximately 3:00 p.m. New York time. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under guidelines adopted by authority of the fund's board of directors. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly securities outside the U.S.) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

2. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

The prices of the fund's portfolio holdings may fluctuate in response to events specific to the companies or markets in which the fund invests, as well as economic, political or social events in the U.S. or abroad. Investing in smaller companies may pose additional risks as it is often more difficult to value or dispose of small company stocks, more difficult to obtain information about smaller companies, and the prices of their stocks may be more volatile than stocks of larger, more established companies. Although all securities in the fund's portfolio may be adversely affected by currency fluctuations or global economic, political or social instability, securities issued by entities based outside the U.S. may be affected to a greater extent.

The prices of the common stocks and other securities held by the fund may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations. The growth-oriented common stocks and other equity-type securities generally purchased by the fund may involve large price swings and potential for loss, particularly in the case of smaller capitalization stocks.

Investments in securities issued by entities based outside the U.S. may be subject to the risks described above to a greater extent. These investments may also be affected by currency controls; different accounting, auditing, financial reporting, disclosure, and regulatory and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in developing countries. Investments in securities issued by entities domiciled in the U.S. may also be subject to many of these risks.

Developing countries may have less developed legal and accounting systems. The governments of these countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect security prices. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries are also relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid than securities issued in countries with more developed economies or markets.

3. Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended September 30, 2009, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2005, by state tax authorities for tax years before 2004 and by tax authorities outside the U.S. for tax years before 2002.

Non-U.S. taxation – Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended September 30, 2009, the fund reclassified $35,766,000 from accumulated net realized loss to distributions in excess of net investment income; and reclassified $387,000 from distributions in excess of net investment income and $2,000 from accumulated net realized loss to capital paid in on shares of capital stock to align financial reporting with tax reporting.

As of September 30, 2009, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)
Undistributed ordinary income	$63,551
Post-October currency loss deferrals (realized during the period November 1, 2008, through September 30, 2009)*	(760)
Capital loss carryforward expiring in 2017†	(365,461)
Post-October capital loss deferrals (realized during the period November 1, 2008, through September 30, 2009)*	(3,207,310)
Gross unrealized appreciation on investment securities	3,551,042
Gross unrealized depreciation on investment securities	(1,454,231)
Net unrealized appreciation on investment securities	2,096,811
Cost of investment securities	15,418,668

*These deferrals are considered incurred in the subsequent year.
†The capital loss carryforward will be used to offset any capital gains realized by the fund in future years through the expiration date. The fund will not make distributions from capital gains while a capital loss carryforward remains.

No distributions were paid to shareholders during the year ended September 30, 2009.  The tax character of distributions paid to shareholders during the year ended September 30, 2008, was as follows (dollars in thousands):

Share class	Ordinary income	Long-term capital gains	Total distributions paid

Class A	$334,625	$1,839,497	$2,174,122
Class B	8,096	75,117	83,213
Class C	11,673	105,858	117,531
Class F-1	14,517	77,785	92,302
Class F-2*	-	-	-
Class 529-A	7,942	44,191	52,133
Class 529-B	637	6,526	7,163
Class 529-C	1,785	17,600	19,385
Class 529-E	409	2,737	3,146
Class 529-F-1	643	3,238	3,881
Class R-1	412	3,689	4,101
Class R-2	6,744	62,474	69,218
Class R-3	7,952	52,541	60,493
Class R-4	4,695	25,247	29,942
Class R-5	8,197	38,689	46,886
Total	$408,327	$2,355,189	$2,763,516

*Class F-2 was offered beginning August 1, 2008.

4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company® ("AFS"), the fund’s transfer agent, and American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.800% on the first billion of daily net assets and decreasing to 0.595% on such assets in excess of $27 billion. CRMC waived a portion of its investment advisory services fee commencing on September 1, 2004, and terminating on December 31, 2008. During the year ended September 30, 2009, total investment advisory services fees waived by CRMC were $2,062,000. As a result, the fee shown on the accompanying financial statements of $85,870,000, which was equivalent to an annualized rate of 0.653%, was reduced to $83,808,000, or 0.637% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has adopted plans of distribution for all share classes, except Classes F-2, R-5 and R-6. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted on the following page. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Classes A and 529-A, the board of directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of September 30, 2009, there were no unreimbursed expenses subject to reimbursement for Classes A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services – The fund has a transfer agent agreement with AFS for Classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC as described below.

Administrative services – The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Classes A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5 and 0.05% for Class R-6) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. Each 529 share class is subject to an additional administrative services fee payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a declining series of annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended September 30, 2009, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$23,209	$27,612	Not applicable	Not applicable	Not applicable
Class B	3,471	991	Not applicable	Not applicable	Not applicable
Class C	5,509	Included in administrative services	$828	$289	Not applicable
Class F-1	1,080		661	135	Not applicable
Class F-2	Not applicable		51	4	Not applicable
Class 529-A	598		450	116	$304
Class 529-B	386		57	26	39
Class 529-C	1,118		166	69	113
Class 529-E	90		27	7	18
Class 529-F-1	-		37	10	25
Class R-1	240		26	30	Not applicable
Class R-2	3,162		633	2,234	Not applicable
Class R-3	1,854		556	576	Not applicable
Class R-4	565		339	26	Not applicable
Class R-5	Not applicable		302	10	Not applicable
Class R-6*	Not applicable		53	-†	Not applicable
Total	$41,282	$28,603	$4,186	$3,532	$499
*Class R-6 was offered beginning May 1, 2009.
†Amount less than one thousand.

Directors’ deferred compensation – Since the adoption of the deferred compensation plan in 1993, directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $363,000, shown on the accompanying financial statements, includes $520,000 in current fees (either paid in cash or deferred) and a net decrease of $157,000 in the value of the deferred amounts.

Affiliated officers and directors – Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or directors received any compensation directly from the fund.

5. Disclosure of fair value measurements

The fund classifies its assets and liabilities into three levels based on the method used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the fund’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are generally high-quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of September 30, 2009 (dollars in thousands):

Investment securities:	Level 1	Level 2	Level 3	Total
Common stocks:
Industrials	$2,900,544	$5,540	$594	$2,906,678
Consumer discretionary	2,488,163	-	21,524	2,509,687
Information technology	2,251,792	18,144	146	2,270,082
Financials	2,063,478	15,439	-	2,078,917
Health care	1,911,950	-	3	1,911,953
Materials	1,102,071	42,529	183	1,144,783
Energy	879,721	238	9,144	889,103
Consumer staples	751,625	13,167	-	764,792
Utilities	316,232	-	-	316,232
Telecommunication services	282,996	-	-	282,996
Miscellaneous	871,321	-	-	871,321
Warrants	191	3,422	-	3,613
Convertible securities	-	3,787	28,727	32,514
Bonds & notes	-	11,439	-	11,439
Short-term securities	-	1,521,369	-	1,521,369
Total	$15,820,084	$1,635,074	$60,321	$17,515,479

The following table reconciles the valuation of the fund's Level 3 investment securities and related transactions for the year ended September 30, 2009 (dollars in thousands):

	Beginning value at 10/1/2008	Net purchases and sales	Net realized loss (*)	Net unrealized depreciation (*)	Net transfers out of Level 3	Ending value at 9/30/2009
Investment securities	$168,729	$(23,031)	$(10,050)	$(73,423)	$(1,904)	$60,321

Net unrealized depreciation during the period on Level 3 investment securities held at September 30, 2009 (dollars in thousands) (*):						$(88,036)

(*) Net realized loss and unrealized depreciation are included in the related amounts on investments in the statement of operations.
6. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales(1)		Reinvestments of dividends and distributions		Repurchases(1)		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended September 30, 2009
Class A	$1,518,160	66,129	-	-	$(2,496,271)	(115,414)	$(978,111)	(49,285)
Class B	33,662	1,604	-	-	(102,029)	(4,910)	(68,367)	(3,306)
Class C	118,514	5,423	-	-	(151,900)	(7,489)	(33,386)	(2,066)
Class F-1	189,538	8,394	-	-	(274,502)	(12,521)	(84,964)	(4,127)
Class F-2	138,781	5,589	-	-	(15,874)	(659)	122,907	4,930
Class 529-A	58,688	2,607	-	-	(37,550)	(1,725)	21,138	882
Class 529-B	3,585	174	-	-	(4,393)	(210)	(808)	(36)
Class 529-C	23,679	1,084	-	-	(17,451)	(829)	6,228	255
Class 529-E	3,847	173	-	-	(2,835)	(131)	1,012	42
Class 529-F-1	7,052	316	-	-	(4,494)	(204)	2,558	112
Class R-1	11,379	514	-	-	(6,450)	(303)	4,929	211
Class R-2	183,512	8,507	-	-	(121,903)	(5,671)	61,609	2,836
Class R-3	164,814	7,409	-	-	(108,008)	(4,940)	56,806	2,469
Class R-4	176,324	7,415	-	-	(72,671)	(3,225)	103,653	4,190
Class R-5	171,532	7,719	-	-	(335,288)	(14,570)	(163,756)	(6,851)
Class R-6(2)	243,388	10,650	-	-	(5,302)	(204)	238,086	10,446
Total net increase
(decrease)	$3,046,455	133,707	-	-	$(3,756,921)	(173,005)	$(710,466)	(39,298)

Year ended September 30, 2008
Class A	$2,407,578	62,279	$2,089,935	51,124	$(3,043,852)	(81,583)	$1,453,661	31,820
Class B	85,336	2,286	80,745	2,057	(141,282)	(4,024)	24,799	319
Class C	233,926	6,278	113,927	2,927	(198,879)	(5,687)	148,974	3,518
Class F-1	394,228	10,278	83,621	2,063	(268,755)	(7,438)	209,094	4,903
Class F-2(3)	8,949	286	-	-	(68)	(2)	8,881	284
Class 529-A	103,215	2,687	52,124	1,281	(37,637)	(1,021)	117,702	2,947
Class 529-B	7,967	213	7,161	180	(4,944)	(136)	10,184	257
Class 529-C	38,642	1,038	19,382	488	(18,948)	(523)	39,076	1,003
Class 529-E	5,442	143	3,145	78	(2,495)	(69)	6,092	152
Class 529-F-1	12,007	317	3,881	95	(3,630)	(96)	12,258	316
Class R-1	16,398	435	4,081	103	(11,800)	(327)	8,679	211
Class R-2	241,354	6,535	69,131	1,735	(180,872)	(4,945)	129,613	3,325
Class R-3	253,188	6,657	60,439	1,502	(166,174)	(4,496)	147,453	3,663
Class R-4	171,623	4,497	29,940	737	(88,296)	(2,374)	113,267	2,860
Class R-5	272,208	7,286	46,062	1,122	(56,010)	(1,499)	262,260	6,909
Total net increase
(decrease)	$4,252,061	111,215	$2,663,574	65,492	$(4,223,642)	(114,220)	$2,691,993	62,487

(1)Includes exchanges between share classes of the fund.
(2)Class R-6 was offered beginning May 1, 2009.
(3)Class F-2 was offered beginning August 1, 2008.

7. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $6,832,712,000 and $6,767,709,000, respectively, during the year ended September 30, 2009.

8. Subsequent events

As of November 10, 2009, the date the financial statements were available to be issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements as presented.

Financial highlights(1)

		Income (loss) from investment operations(2)			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return(3) (4)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers(4)	Ratio of net income (loss) to average net assets(4)
Class A:
Year ended 9/30/2009	$28.46	$.19	$1.61	$1.80	$-	$-	$-	$30.26	6.32%	$12,814	1.25%	1.24%	.82%
Year ended 9/30/2008	47.43	.31	(14.35)	(14.04)	(.76)	(4.17)	(4.93)	28.46	(32.77)	13,453	1.07	1.01	.80
Year ended 9/30/2007	38.87	.37	12.50	12.87	(.70)	(3.61)	(4.31)	47.43	35.41	20,913	1.04	.98	.86
Year ended 9/30/2006	34.77	.25	4.94	5.19	(.41)	(.68)	(1.09)	38.87	15.27	15,167	1.08	1.01	.68
Year ended 9/30/2005	27.82	.24	7.02	7.26	(.31)	-	(.31)	34.77	26.28	12,544	1.09	1.04	.76
Class B:
Year ended 9/30/2009	27.16	.01	1.49	1.50	-	-	-	28.66	5.52	428	2.02	2.00	.06
Year ended 9/30/2008	45.49	.01	(13.72)	(13.71)	(.45)	(4.17)	(4.62)	27.16	(33.27)	495	1.83	1.77	.03
Year ended 9/30/2007	37.41	.04	12.02	12.06	(.37)	(3.61)	(3.98)	45.49	34.40	815	1.81	1.74	.10
Year ended 9/30/2006	33.59	(.03)	4.78	4.75	(.25)	(.68)	(.93)	37.41	14.39	581	1.85	1.78	(.09)
Year ended 9/30/2005	26.90	_ (5)	6.79	6.79	(.10)	-	(.10)	33.59	25.31	457	1.86	1.81	(.01)
Class C:
Year ended 9/30/2009	26.93	.03	1.48	1.51	-	-	-	28.44	5.64	738	1.94	1.92	.13
Year ended 9/30/2008	45.18	.01	(13.63)	(13.62)	(.46)	(4.17)	(4.63)	26.93	(33.31)	754	1.86	1.79	.02
Year ended 9/30/2007	37.21	.02	11.95	11.97	(.39)	(3.61)	(4.00)	45.18	34.35	1,107	1.85	1.79	.04
Year ended 9/30/2006	33.45	(.04)	4.74	4.70	(.26)	(.68)	(.94)	37.21	14.33	696	1.89	1.83	(.12)
Year ended 9/30/2005	26.82	(.02)	6.78	6.76	(.13)	-	(.13)	33.45	25.27	457	1.90	1.85	(.05)
Class F-1:
Year ended 9/30/2009	28.21	.21	1.61	1.82	-	-	-	30.03	6.45	543	1.14	1.13	.94
Year ended 9/30/2008	47.08	.31	(14.23)	(13.92)	(.78)	(4.17)	(4.95)	28.21	(32.77)	627	1.07	1.01	.82
Year ended 9/30/2007	38.65	.36	12.41	12.77	(.73)	(3.61)	(4.34)	47.08	35.41	815	1.05	.98	.84
Year ended 9/30/2006	34.58	.26	4.91	5.17	(.42)	(.68)	(1.10)	38.65	15.28	446	1.08	1.01	.70
Year ended 9/30/2005	27.70	.23	6.98	7.21	(.33)	-	(.33)	34.58	26.23	253	1.12	1.07	.72
Class F-2:
Year ended 9/30/2009	28.47	.23	1.69	1.92	-	-	-	30.39	6.78	158	.87	.87	.91
Period from 8/1/2008 to 9/30/2008	33.66	.08	(5.27)	(5.19)	-	-	-	28.47	(15.42)	8	.14	.13	.26
Class 529-A:
Year ended 9/30/2009	28.32	.19	1.62	1.81	-	-	-	30.13	6.39	421	1.22	1.21	.84
Year ended 9/30/2008	47.23	.29	(14.28)	(13.99)	(.75)	(4.17)	(4.92)	28.32	(32.79)	371	1.11	1.05	.78
Year ended 9/30/2007	38.76	.34	12.44	12.78	(.70)	(3.61)	(4.31)	47.23	35.33	479	1.10	1.04	.79
Year ended 9/30/2006	34.68	.25	4.93	5.18	(.42)	(.68)	(1.10)	38.76	15.25	284	1.11	1.05	.66
Year ended 9/30/2005	27.79	.22	7.00	7.22	(.33)	-	(.33)	34.68	26.19	178	1.14	1.08	.71
Class 529-B:
Year ended 9/30/2009	27.47	.01	1.50	1.51	-	-	-	28.98	5.50	51	2.05	2.03	.02
Year ended 9/30/2008	45.96	(.02)	(13.89)	(13.91)	(.41)	(4.17)	(4.58)	27.47	(33.35)	49	1.93	1.87	(.05)
Year ended 9/30/2007	37.77	(.01)	12.14	12.13	(.33)	(3.61)	(3.94)	45.96	34.25	71	1.92	1.86	(.02)
Year ended 9/30/2006	33.93	(.07)	4.82	4.75	(.23)	(.68)	(.91)	37.77	14.24	48	1.97	1.90	(.20)
Year ended 9/30/2005	27.20	(.05)	6.87	6.82	(.09)	-	(.09)	33.93	25.11	34	2.02	1.96	(.17)
Class 529-C:
Year ended 9/30/2009	27.43	.01	1.50	1.51	-	-	-	28.94	5.54	155	2.04	2.03	.02
Year ended 9/30/2008	45.92	(.01)	(13.89)	(13.90)	(.42)	(4.17)	(4.59)	27.43	(33.36)	140	1.93	1.86	(.04)
Year ended 9/30/2007	37.77	(.01)	12.13	12.12	(.36)	(3.61)	(3.97)	45.92	34.23	188	1.92	1.86	(.02)
Year ended 9/30/2006	33.94	(.07)	4.83	4.76	(.25)	(.68)	(.93)	37.77	14.27	115	1.96	1.90	(.19)
Year ended 9/30/2005	27.21	(.05)	6.87	6.82	(.09)	-	(.09)	33.94	25.13	77	2.00	1.95	(.16)
Class 529-E:
Year ended 9/30/2009	28.00	.12	1.58	1.70	-	-	-	29.70	6.07	25	1.52	1.51	.54
Year ended 9/30/2008	46.76	.18	(14.15)	(13.97)	(.62)	(4.17)	(4.79)	28.00	(33.01)	22	1.42	1.35	.47
Year ended 9/30/2007	38.40	.21	12.33	12.54	(.57)	(3.61)	(4.18)	46.76	34.93	30	1.41	1.35	.49
Year ended 9/30/2006	34.42	.12	4.89	5.01	(.35)	(.68)	(1.03)	38.40	14.86	18	1.44	1.37	.34
Year ended 9/30/2005	27.58	.12	6.96	7.08	(.24)	-	(.24)	34.42	25.81	12	1.47	1.42	.37
Class 529-F-1:
Year ended 9/30/2009	$28.33	$.24	$1.63	$1.87	$-	$-	$-	$30.20	6.60%	$35	1.02%	1.01%	1.04%
Year ended 9/30/2008	47.24	.37	(14.28)	(13.91)	(.83)	(4.17)	(5.00)	28.33	(32.66)	30	.92	.85	.98
Year ended 9/30/2007	38.77	.42	12.44	12.86	(.78)	(3.61)	(4.39)	47.24	35.56	35	.91	.85	.98
Year ended 9/30/2006	34.64	.31	4.93	5.24	(.43)	(.68)	(1.11)	38.77	15.44	19	.94	.87	.83
Year ended 9/30/2005	27.72	.23	6.99	7.22	(.30)	-	(.30)	34.64	26.22	12	1.11	1.06	.74
Class R-1:
Year ended 9/30/2009	27.51	.02	1.52	1.54	-	-	-	29.05	5.60	36	1.94	1.93	.11
Year ended 9/30/2008	46.04	.02	(13.91)	(13.89)	(.47)	(4.17)	(4.64)	27.51	(33.29)	28	1.84	1.77	.05
Year ended 9/30/2007	37.89	.01	12.17	12.18	(.42)	(3.61)	(4.03)	46.04	34.32	38	1.88	1.80	.03
Year ended 9/30/2006	34.07	(.04)	4.83	4.79	(.29)	(.68)	(.97)	37.89	14.31	21	1.92	1.82	(.11)
Year ended 9/30/2005	27.34	(.01)	6.90	6.89	(.16)	-	(.16)	34.07	25.27	12	1.97	1.85	(.05)
Class R-2:
Year ended 9/30/2009	27.55	(.02)	1.50	1.48	-	-	-	29.03	5.37	603	2.15	2.14	(.09)
Year ended 9/30/2008	46.13	(.01)	(13.95)	(13.96)	(.45)	(4.17)	(4.62)	27.55	(33.36)	494	1.94	1.86	(.04)
Year ended 9/30/2007	37.93	.03	12.18	12.21	(.40)	(3.61)	(4.01)	46.13	34.36	673	1.93	1.77	.06
Year ended 9/30/2006	34.09	(.03)	4.83	4.80	(.28)	(.68)	(.96)	37.93	14.35	414	2.06	1.80	(.09)
Year ended 9/30/2005	27.36	(.01)	6.90	6.89	(.16)	-	(.16)	34.09	25.28	258	2.17	1.82	(.03)
Class R-3:
Year ended 9/30/2009	27.94	.12	1.58	1.70	-	-	-	29.64	6.05	534	1.53	1.51	.53
Year ended 9/30/2008	46.68	.18	(14.12)	(13.94)	(.63)	(4.17)	(4.80)	27.94	(32.99)	435	1.42	1.35	.48
Year ended 9/30/2007	38.34	.20	12.31	12.51	(.56)	(3.61)	(4.17)	46.68	34.88	555	1.42	1.35	.47
Year ended 9/30/2006	34.39	.11	4.87	4.98	(.35)	(.68)	(1.03)	38.34	14.82	319	1.49	1.42	.30
Year ended 9/30/2005	27.58	.11	6.96	7.07	(.26)	-	(.26)	34.39	25.75	188	1.51	1.44	.36
Class R-4:
Year ended 9/30/2009	28.29	.20	1.63	1.83	-	-	-	30.12	6.47	378	1.14	1.13	.88
Year ended 9/30/2008	47.20	.32	(14.29)	(13.97)	(.77)	(4.17)	(4.94)	28.29	(32.78)	236	1.07	1.01	.84
Year ended 9/30/2007	38.73	.35	12.45	12.80	(.72)	(3.61)	(4.33)	47.20	35.41	259	1.06	1.00	.82
Year ended 9/30/2006	34.68	.25	4.91	5.16	(.43)	(.68)	(1.11)	38.73	15.20	126	1.11	1.04	.67
Year ended 9/30/2005	27.79	.23	7.01	7.24	(.35)	-	(.35)	34.68	26.25	67	1.12	1.06	.74
Class R-5:
Year ended 9/30/2009	28.64	.28	1.68	1.96	-	-	-	30.60	6.84	260	.82	.80	1.26
Year ended 9/30/2008	47.70	.44	(14.45)	(14.01)	(.88)	(4.17)	(5.05)	28.64	(32.57)	440	.77	.70	1.17
Year ended 9/30/2007	39.10	.48	12.56	13.04	(.83)	(3.61)	(4.44)	47.70	35.77	403	.77	.71	1.11
Year ended 9/30/2006	34.93	.36	4.97	5.33	(.48)	(.68)	(1.16)	39.10	15.60	216	.80	.74	.97
Year ended 9/30/2005	27.97	.33	7.05	7.38	(.42)	-	(.42)	34.93	26.62	142	.81	.76	1.04
Class R-6:
Period from 5/1/2009 to 9/30/2009	22.33	.13	7.85	7.98	-	-	-	30.31	35.74	317	.33	.33	.51

	Year ended September 30
	2009	2008	2007	2006	2005
Portfolio turnover rate for all classes of shares	56%	50%	48%	45%	45%

(1)Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2)Based on average shares outstanding.
(3)Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(4)This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services. In addition, during some of the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

(5)Amount less than $.01.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of SMALLCAP World Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the summary investment portfolio, of SMALLCAP World Fund, Inc. (the “Fund”), as of September 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of SMALLCAP World Fund, Inc. as of September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
November 10, 2009

Expense example
unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2009, through September 30, 2009).

Actual expenses:
The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:
The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:
There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4/1/2009	Ending account value 9/30/2009	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,559.00	$7.89	1.23%
Class A -- assumed 5% return	1,000.00	1,018.90	6.23	1.23
Class B -- actual return	1,000.00	1,552.54	12.80	2.00
Class B -- assumed 5% return	1,000.00	1,015.04	10.10	2.00
Class C -- actual return	1,000.00	1,553.80	12.42	1.94
Class C -- assumed 5% return	1,000.00	1,015.34	9.80	1.94
Class F-1 -- actual return	1,000.00	1,559.19	7.38	1.15
Class F-1 -- assumed 5% return	1,000.00	1,019.30	5.82	1.15
Class F-2 -- actual return	1,000.00	1,562.16	5.59	.87
Class F-2 -- assumed 5% return	1,000.00	1,020.71	4.41	.87
Class 529-A -- actual return	1,000.00	1,558.72	7.89	1.23
Class 529-A -- assumed 5% return	1,000.00	1,018.90	6.23	1.23
Class 529-B -- actual return	1,000.00	1,552.23	13.12	2.05
Class 529-B -- assumed 5% return	1,000.00	1,014.79	10.35	2.05
Class 529-C -- actual return	1,000.00	1,553.11	13.06	2.04
Class 529-C -- assumed 5% return	1,000.00	1,014.84	10.30	2.04
Class 529-E -- actual return	1,000.00	1,556.61	9.81	1.53
Class 529-E -- assumed 5% return	1,000.00	1,017.40	7.74	1.53
Class 529-F-1 -- actual return	1,000.00	1,560.74	6.61	1.03
Class 529-F-1 -- assumed 5% return	1,000.00	1,019.90	5.22	1.03
Class R-1 -- actual return	1,000.00	1,553.48	12.42	1.94
Class R-1 -- assumed 5% return	1,000.00	1,015.34	9.80	1.94
Class R-2 -- actual return	1,000.00	1,551.57	13.37	2.09
Class R-2 -- assumed 5% return	1,000.00	1,014.59	10.56	2.09
Class R-3 -- actual return	1,000.00	1,556.72	9.74	1.52
Class R-3 -- assumed 5% return	1,000.00	1,017.45	7.69	1.52
Class R-4 -- actual return	1,000.00	1,559.01	7.38	1.15
Class R-4 -- assumed 5% return	1,000.00	1,019.30	5.82	1.15
Class R-5 -- actual return	1,000.00	1,562.01	5.33	.83
Class R-5 -- assumed 5% return	1,000.00	1,020.91	4.20	.83
Class R-6 -- actual return †	1,000.00	1,357.37	3.88	.79
Class R-6 -- assumed 5% return †	1,000.00	1,021.11	4.00	.79

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
†The period for the “annualized expense ratio” and “actual return” line is based on the number of days from May 1, 2009 (the initial sale of the share class), through September 30, 2009, and accordingly, is not representative of a full period. The “assumed 5% return” line is based on 183 days.

Tax information
    unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended September 30, 2009:

Foreign taxes	$0.02 per share
Foreign source income	$0.37 per share
Qualified dividend income	100%
Corporate dividends received deduction	$56,073,000
U.S. government income that may be exempt from state taxation	$821,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2010, to determine the calendar year amounts to be included on their 2009 tax returns. Shareholders should consult their tax advisers.

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through November 30, 2010. The board approved the agreement following the recommendation of the fund’s Contracts and Governance Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year, as well as information prepared specifically in connection with their review of the agreement and were advised by their independent counsel. They considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee considered, among other things, the impact of current market conditions on the fund and CRMC. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing long-term growth of capital through investments primarily in stock of companies located around the world with small market capitalizations measured at the time of purchase. They compared the fund’s total returns with those of other relevant funds (including the other funds that are the basis of the Lipper index for the category in which the fund is included) and market data such as relevant market indices, in each case as available at the time of the related meetings. In reviewing the fund’s relative results, the board and the committee took into account the fund’s unique characteristics and its asset size, diversification and range of investments. In addition to the information reviewed by the board and the committee, this report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee concluded that the fund’s results have been satisfactory and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses remain significantly below those of most other relevant funds. The board and the committee also noted the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the advisory fees paid by institutional clients of an affiliate of CRMC with investment mandates similar to those of the fund. They noted that, although the fees paid by those clients generally were lower than those paid by the fund, the differences appropriately reflected the significant investment, operational and regulatory differences between advising mutual funds and institutional clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments and attract and retain qualified personnel. They noted information previously received regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability to the reported results of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and the termination of CRMC’s 10% advisory fee waiver effective December 31, 2008. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

Other share class results
unaudited

Classes B, C, F and 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods
ended September 30, 2009:	1 year	5 years	Life of class

Class B shares1 — first sold 3/15/00
Reflecting applicable contingent deferred sales charge
(CDSC), maximum of 5%, payable only if shares
are sold within six years of purchase	0.52%	5.97%	–0.72%
Not reflecting CDSC	5.52	6.29	–0.72

Class C shares — first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	4.64	6.27	5.48
Not reflecting CDSC	5.64	6.27	5.48

Class F-1 shares2 — first sold 3/15/01
Not reflecting annual asset-based fee charged
by sponsoring firm	6.45	7.12	6.32

Class F-2 shares2 — first sold 8/1/08
Not reflecting annual asset-based fee charged
by sponsoring firm	6.78	—	–8.38

Class 529-A shares3 — first sold 2/19/02
Reflecting 5.75% maximum sales charge	0.27	5.81	7.26
Not reflecting maximum sales charge	6.39	7.07	8.10

Class 529-B shares1,3 — first sold 2/20/02
Reflecting applicable CDSC, maximum of 5%, payable
only if shares are sold within six years of purchase	0.50	5.86	7.07
Not reflecting CDSC	5.50	6.17	7.07

Class 529-C shares3 — first sold 2/20/02
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	4.54	6.19	7.09
Not reflecting CDSC	5.54	6.19	7.09

Class 529-E shares2,3 — first sold 3/15/02	6.07	6.74	6.84

Class 529-F-1 shares2,3 — first sold 9/17/02
Not reflecting annual asset-based fee charged
by sponsoring firm	6.60	7.23	11.57

1These shares are not available for purchase.
2These shares are sold without any initial or contingent deferred sales charge.
3Results shown do not reflect the $10 account setup fee and an annual $10 account maintenance fee.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 27 and 28 for details that include expense ratios for all share classes.

For information regarding the differences among the various share classes, refer to the fund’s prospectus.

Board of directors and other officers

“Independent” directors

	Year first
	elected
	a director
Name and age	of the fund1	Principal occupation(s) during past five years

Joseph C. Berenato, 63	2000	Chairman and CEO, Ducommun Incorporated
		(aerospace components manufacturer)

Ambassador	1993	Corporate director and author; former U.S
Richard G. Capen, Jr., 75		Ambassador to Spain; former Vice Chairman, Knight-
		Ridder, Inc. (communications company); former
		Chairman and Publisher, The Miami Herald

Mary Anne Dolan, 62	2008	Founder and President, MAD Ink (communications
		company); former Editor-in-Chief, The Los Angeles
		Herald Examiner

John G. Freund, 56	2000	Founder and Managing Director, Skyline Ventures
		(venture capital investor in health care companies)

R. Clark Hooper, 63	2006	Private investor; former President, Dumbarton Group
		LLC (securities industry consulting); former Executive
		Vice President — Policy and Oversight, NASD

Leonade D. Jones, 62	1995	Co-founder, VentureThink LLC (developed and
		managed e-commerce businesses) and Versura Inc.
		(education loan exchange); former Treasurer, The
		Washington Post Company

William H. Kling, 67	1990	President and CEO, American Public Media Group
Chairman of the Board
(Independent and Non-Executive)

Christopher E. Stone, 53	2007	Daniel and Florence Guggenheim Professor of the
		Practice of Criminal Justice, John F. Kennedy School
		of Government, Harvard University; President and
		Director, Vera Institute of Justice

Patricia K. Woolf, Ph.D., 75	1990	Private investor; corporate director; former Lecturer,
		Department of Molecular Biology, Princeton University

“Independent” directors

	Number of
	portfolios
	in fund
	complex2
	overseen by
Name and age	director	Other directorships3 held by director

Joseph C. Berenato, 63	6	None

Ambassador	14	Carnival Corporation
Richard G. Capen, Jr., 75

Mary Anne Dolan, 62	5	None

John G. Freund, 56	2	Hansen Medical, Inc.; Mako Surgical Corporation;
		MAP Pharmaceuticals, Inc.; XenoPort, Inc.

R. Clark Hooper, 63	17	JPMorgan Value Opportunities Fund, Inc.;
		The Swiss Helvetia Fund, Inc.

Leonade D. Jones, 62	7	None

William H. Kling, 67	7	None
Chairman of the Board
(Independent and Non-Executive)

Christopher E. Stone, 53	4	None

Patricia K. Woolf, Ph.D., 75	7	None

“Interested” directors4

	Year first
	elected a
	director or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the
position with fund	the fund1	principal underwriter of the fund

Gordon Crawford, 62	1992	Senior Vice President — Capital Research Global
Vice Chairman of the Board		Investors, Capital Research and Management
		Company; Director, The Capital Group Companies,
		Inc.5

Gregory W. Wendt, 48	1992	Senior Vice President — Capital Research Global
President		Investors, Capital Research Company;5 Director,
		Capital Research and Management Company;
		Director, American Funds Distributors, Inc.;5 Director,
		Capital Management Services, Inc.5

“Interested” directors4

	Number of
	portfolios
	in fund
	complex2
Name, age and	overseen by
position with fund	director	Other directorships3 held by director

Gordon Crawford, 62	2	None
Vice Chairman of the Board

Gregory W. Wendt, 48	1	None
President

The fund’s statement of additional information includes additional information about fund directors and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See footnotes on page 36.

Other officers

	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities or the
position with fund	of the fund1	principal underwriter of the fund

Paul F. Roye, 55	2007	Senior Vice President — Fund Business Management
Executive Vice President		Group, Capital Research and Management Company;
		Director, American Funds Service Company;5 Former
		Director, Division of Investment Management, United
		States Securities and Exchange Commission

Brady L. Enright, 42	2004	Senior Vice President — Capital World Investors,
Senior Vice President		Capital Research and Management Company

J. Blair Frank, 43	1999	Senior Vice President — Capital Research Global
Senior Vice President		Investors, Capital Research and Management
		Company

Jonathan Knowles, Ph.D., 48	2000	Senior Vice President — Capital World Investors,
Senior Vice President		Capital Research Company5

Walter R. Burkley, 43	2007	Vice President and Senior Counsel — Fund Business
Vice President		Management Group, Capital Research and
		Management Company

Grant L. Cambridge, 47	2001	Senior Vice President — Capital World Investors,
Vice President		Capital Research Company;5 Director, Capital
		Research Company;5 Director, Capital Group
		Research, Inc.5

Noriko H. Chen, 42	2006	Senior Vice President — Capital World Investors,
Vice President		Capital Research Company;5 Director, Capital
		Research Company5

Bradford F. Freer, 40	2008	Senior Vice President — Capital World Investors,
Vice President		Capital Research Company5

Winnie Kwan, 37	2006	Vice President — Capital Research Global Investors,
Vice President		Capital Research Company5

Lawrence Kymisis, 39	2008	Vice President — Capital Research Global Investors,
Vice President		Capital Research Company;5 Director, Capital
		Research Company5

Kristian Stromsoe, 37	2008	Vice President — Capital Research Global Investors,
Vice President		Capital Research Company5

Chad L. Norton, 49	1990	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

Neal F. Wellons, 38	2008	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Steven I. Koszalka, 45	2005	Vice President — Fund Business Management
Assistant Secretary		Group, Capital Research and Management Company

Karl C. Grauman, 41	2009	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

1Directors and officers of the fund serve until their resignation, removal or retirement.

2Capital Research and Management Company manages the American Funds, consisting of 30 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 16 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® Inc., which is composed of nine funds and is available through tax-deferred retirement plans and IRAs; and Endowments, which is composed of two portfolios and is available to certain nonprofit organizations.

3This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each director as a director of a public company or a registered investment company.

4“Interested persons” within the meaning of the 1940 Act, as amended, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

5Company affiliated with Capital Research and Management Company.

Offices

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Counsel
K&L Gates LLP
55 Second Street, Suite 1700
San Francisco, CA 94105

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete September 30, 2009, portfolio of SMALLCAP World Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

SMALLCAP World Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of SMALLCAP World Fund, but it also may be used as sales literature when preceded or accompanied by the current summary prospectus or prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2009, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds®]

The right choice for the long term®

What makes American Funds different?

For nearly 80 years, we have followed a consistent philosophy to benefit our investors. Our 30 carefully conceived, broadly diversified funds, in addition to the target date retirement series, offer opportunities that have attracted over 50 million shareholder accounts.

Our unique combination of strengths includes these five factors:

•A long-term, value-oriented approach
We seek to buy securities at reasonable prices relative to their prospects and hold them for the long term.

•An extensive global research effort
Our investment professionals travel the world to find the best investment opportunities and gain a comprehensive understanding of companies and markets.

•The multiple portfolio counselor system

Our unique approach to portfolio management, developed 50 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

•Experienced investment professionals
American Funds portfolio counselors have an average of 25 years of investment experience, providing a depth of knowledge and broad perspective that few organizations have.

•A commitment to low management fees
The American Funds provide exceptional value for shareholders, with management fees that are among the lowest in the mutual fund industry.

American Funds span a range of investment objectives

•Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World Fund®
>SMALLCAP World Fund®

•Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
International Growth and Income FundSM
The Investment Company of America®
Washington Mutual Investors FundSM

•Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

•Balanced fund
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®

•Bond funds
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

•Tax-exempt bond funds
Emphasis on tax-exempt current income through municipal bonds
American Funds Short-Term Tax-Exempt Bond FundSM
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•Money market fund
American Funds Money Market FundSM

•American Funds Target Date Retirement Series®

The Capital Group Companies

American Funds   Capital Research and Management   Capital International   Capital Guardian   Capital Bank and Trust

Lit. No. MFGEAR-935-1109P

Litho in USA BBC/LPT/8067-S20680

Printed on paper containing 10% post-consumer waste

Printed with inks containing soy and/or vegetable oil

ITEM 2 – Code of Ethics
The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Joseph C. Berenato, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2008	$101,000
2009	$108,000

b) Audit-Related Fees:
2008	$6,000
2009	$5,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2008	$25,000
2009	$28,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns including returns relating to the Registrant’s investments in non-U.S. jurisdictions.

d) All Other Fees:
2008	None
2009	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2008	$1,047,000
2009	$1,034,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2008	$8,000
2009	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2008	None
2009	$2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,381,000 for fiscal year 2008 and $1,553,000 for fiscal year 2009. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

[logo – American Funds®]

SMALLCAP World Fund®
Investment portfolio

September 30, 2009

Common stocks — 91.14%	Shares	Value (000)

INDUSTRIALS — 16.61%
Container Corp. of India Ltd.	6,121,060	$153,501
MSC Industrial Direct Co., Inc., Class A	3,123,700	136,131
Downer EDI Ltd.	15,911,345	114,989
Jain Irrigation Systems Ltd.1	4,674,949	77,403
Monster Worldwide, Inc.2	3,700,000	64,676
URS Corp.2	1,479,200	64,567
Watsco, Inc.	1,191,000	64,207
Ellaktor SA	7,296,000	63,656
Resources Connection, Inc.1,2	3,477,500	59,326
Michael Page International PLC	10,672,466	57,097
MTU Aero Engines Holding AG	1,101,100	52,161
IDEX Corp.	1,710,000	47,795
Flughafen Wien AG, non-registered shares	898,000	46,668
Astaldi SpA1	5,344,954	46,595
Intertek Group PLC	2,242,758	45,506
MITIE Group PLC	11,059,000	44,612
Landstar System, Inc.	1,155,000	43,959
Manpower Inc.	707,000	40,094
Beacon Roofing Supply, Inc.1,2	2,504,225	40,018
Northgate PLC1	10,581,804	39,980
SIA Engineering Co. Ltd.	21,580,000	39,401
Kaba Holding AG	155,528	38,139
Uponor Oyj	2,246,600	37,394
Mine Safety Appliances Co.	1,321,600	36,357
United Stationers Inc.2	743,700	35,408
Travis Perkins PLC	2,616,500	34,849
Murray & Roberts Holdings Ltd.	4,360,577	34,530
TaeWoong Co., Ltd.	530,500	34,178
Wilson Sons Ltd. (BDR)	2,484,000	34,140
Ennis, Inc.1	2,065,810	33,322
Brady Corp., Class A, nonvoting shares	1,125,000	32,310
TrueBlue, Inc.2	2,173,600	30,583
Grontmij NV, depository receipts1	1,107,000	29,980
De La Rue PLC	2,070,243	29,725
Sintex Industries Ltd.	5,423,726	29,000
Grupo Aeroportuario del Pacífico, SAB de CV, Class B (ADR)	1,026,146	28,927
Wavin NV	13,125,000	28,532
Serco Group PLC	3,490,000	28,180
Delachaux SA	362,462	27,591
Pfeiffer Vacuum Technology AG, non-registered shares	334,000	27,430
Obrascón Huarte Lain, SA	973,000	27,127
Herman Miller, Inc.	1,570,000	26,549
Exponent, Inc.1,2	936,400	26,378
Samsung Engineering Co., Ltd.	295,000	26,111
AirAsia Bhd.2	64,000,000	25,903
Frigoglass SAIC1	2,067,833	25,185
Harsco Corp.	706,100	25,003
Singapore Post Private Ltd.	34,995,000	22,997
Zumtobel AG2	1,245,000	22,727
Indutrade AB	1,155,000	22,525
Pentair, Inc.	750,000	22,140
Société BIC SA	308,000	21,913
Aboitiz Equity Ventures, Inc.	134,250,000	20,328
Graco Inc.	725,000	20,206
LS Industrial Systems Co., Ltd.	254,660	20,156
Kaydon Corp.	600,000	19,452
Goodpack Ltd.1	26,360,000	18,914
Houston Wire & Cable Co.1	1,678,900	18,552
Loomis AB, Class B	1,870,000	18,402
Go-Ahead Group PLC	800,000	18,138
BELIMO Holding AG	18,300	18,109
Shenzhen Expressway Co. Ltd., Class H	36,504,000	17,900
Dalian Port (PDA) Co. Ltd., Class H	42,504,000	17,496
Robert Half International Inc.	695,000	17,389
Ritchie Bros. Auctioneers Inc.	705,000	17,301
CoStar Group, Inc.2	400,000	16,488
Continental Airlines, Inc., Class B2	1,000,000	16,440
Santos Brasil Participações SA, units	2,065,000	16,347
KBR, Inc.	700,000	16,303
S1 Corp.	350,000	15,430
Trakya Cam Sanayii AS2	12,184,028	14,950
Knight Transportation, Inc.	848,000	14,229
Heidelberger Druckmaschinen AG2	1,270,000	13,181
PRONEXUS INC.	1,627,000	12,880
Actuant Corp., Class A	800,000	12,848
Corporate Executive Board Co.	498,032	12,401
Altra Holdings, Inc.2	1,081,948	12,107
Permasteelisa SpA2	615,000	11,920
ITE Group PLC	6,085,000	11,894
Steelcase Inc., Class A	1,900,000	11,799
Geberit AG	74,000	11,374
Korea Plant Service & Engineering Co., Ltd.	400,000	11,030
DCC PLC	422,500	10,913
Hays PLC	6,355,000	10,567
TransDigm Group Inc.2	203,000	10,111
John Bean Technologies Corp.	530,000	9,630
Curtiss-Wright Corp.	268,600	9,167
Alaska Air Group, Inc.2	340,000	9,109
Seco Tools AB, Class B	650,000	9,058
Österreichische Post AG	320,233	8,860
Grafton Group PLC, units2	1,520,000	8,633
Cpl Resources PLC1	2,975,986	8,539
Cintas Corp.	274,000	8,305
Ansaldo STS SpA	390,000	7,987
Viad Corp	398,149	7,927
ALL – América Latina Logística SA, units	895,000	6,918
Teleperformance SA	200,000	6,715
LECG Corp.1,2	1,863,800	6,542
Temp Holdings Co., Ltd.	703,600	6,386
Korea Electric Terminal Co., Ltd.	309,710	5,825
Navigant Consulting, Inc.2	418,500	5,650
Hopewell Highway Infrastructure Ltd.	9,112,500	5,597
BrisConnections Unit Trusts1,3	27,300,000	5,540
Lonrho PLC1,2	42,015,000	5,394
Prysmian SpA	260,000	4,879
Charter International PLC	430,000	4,716
Imagelinx PLC1,2	21,385,714	1,111
Aker Philadelphia Shipyard ASA2,3,4	346,000	594
American Shipping Co. ASA2	544,600	566

		2,906,678

CONSUMER DISCRETIONARY — 14.34%
Jumbo SA1	9,689,912	127,666
Modern Times Group MTG AB, Class B	2,313,000	100,184
Billabong International Ltd.	8,690,970	92,027
Central European Media Enterprises Ltd., Class A2	2,340,000	80,145
CTC Media, Inc.2	4,825,000	75,849
Virgin Media Inc.2	5,162,500	71,862
Fourlis1	4,074,000	64,053
Pantaloon Retail (India) Ltd.1	8,524,816	60,551
Pantaloon Retail (India) Ltd., Class B1	551,250	2,753
lululemon athletica inc.2	2,768,214	62,977
Lions Gate Entertainment Corp.1,2	9,000,000	55,440
Café de Coral Holdings Ltd.	24,976,000	54,725
Chipotle Mexican Grill, Inc., Class A2	312,806	30,358
Chipotle Mexican Grill, Inc., Class B2	288,000	23,967
Blue Nile, Inc.1,2	829,140	51,506
Ekornes ASA1	2,937,598	50,404
DeVry Inc.	900,000	49,788
Parkson Retail Group Ltd.	33,085,500	49,012
Navitas Ltd.	15,077,690	48,562
Live Nation, Inc.1,2	5,782,000	47,355
CarMax, Inc.2	2,257,000	47,171
GEOX SpA	5,425,880	46,982
WABCO Holdings Inc.	2,121,887	44,560
Harman International Industries, Inc.	1,281,550	43,419
Domino’s Pizza UK & IRL PLC1	8,286,034	38,686
Lojas Renner SA, ordinary nominative	2,150,000	37,786
Educomp Solutions Ltd.	383,000	37,661
Golden Eagle Retail Group Ltd.	22,318,000	37,439
Tiffany & Co.	947,000	36,488
Weight Watchers International, Inc.	1,320,000	36,221
Shimano Inc.	767,400	33,198
NVR, Inc.2	52,000	33,143
REXLot Holdings Ltd.2	366,000,000	32,588
Brunswick Corp.	2,658,000	31,843
AutoNation, Inc.2	1,375,000	24,860
Schibsted ASA2	1,466,720	24,785
Timberland Co., Class A2	1,767,000	24,597
Parkson Holdings Bhd.	16,345,000	24,147
New Oriental Education & Technology Group Inc. (ADR)2	295,000	23,733
Halfords Group PLC	4,200,000	23,652
Melco Crown Entertainment Ltd. (ADR)2	3,318,000	23,093
Tractor Supply Co.2	456,100	22,084
Boyd Gaming Corp.2	2,000,000	21,860
O’Reilly Automotive, Inc.2	600,000	21,684
Leggett & Platt, Inc.	1,100,000	21,340
Trinity Ltd.1,3,4	82,337,500	20,506
Urban Outfitters, Inc.2	675,000	20,365
Rightmove PLC	2,274,057	20,180
Interpublic Group of Companies, Inc.2	2,670,000	20,078
TOD’S SpA	278,000	19,005
Rational AG	125,800	17,622
Domino’s Pizza Enterprises Ltd.1	4,759,100	17,008
Expedia, Inc.2	707,300	16,940
ASOS PLC2	2,905,000	16,257
Nitori Co., Ltd.	190,000	16,206
Strayer Education, Inc.	70,000	15,238
Grand Canyon Education, Inc.2	800,000	14,264
Aristocrat Leisure Ltd.	3,000,000	13,898
TAKKT AG	1,071,778	13,509
American Axle & Manufacturing Holdings, Inc.	1,800,000	12,744
Choice Hotels International, Inc.	400,000	12,424
Integrated Distribution Services Group Ltd.	8,775,000	12,410
K12 Inc.2	750,018	12,360
Life Time Fitness, Inc.2	400,000	11,220
Pou Sheng International (Holdings) Ltd.2	69,320,000	10,913
Raffles Education Corp. Ltd.	30,000,000	10,870
Bloomsbury Publishing PLC1	5,405,000	10,695
Signet Jewelers Ltd.2	400,000	10,532
J D Wetherspoon PLC	1,375,000	10,513
DSG international PLC2	24,553,542	10,502
Autoliv AB	300,000	10,080
Saks Inc.2	1,457,500	9,940
Bijou Brigitte modische Accessoires AG	52,000	9,323
Restaurant Group PLC	2,950,000	9,103
Titan Industries Ltd.	341,736	8,959
D.R. Horton, Inc.	745,000	8,500
P.F. Chang’s China Bistro, Inc.2	250,000	8,492
HUGO BOSS AG	215,000	8,375
Praktiker Bau- und Heimwerkermärkte Holding AG	605,280	8,355
ElringKlinger AG	405,000	8,318
Banyan Tree Holdings Ltd.2	13,354,500	8,207
Ascent Media Corp., Class A2	304,764	7,802
Oceanus Group Ltd.2	30,044,000	7,791
Mekonomen AB	348,374	6,406
Headlam Group PLC	1,239,685	6,105
Toll Corp.2	300,000	5,862
Group 1 Automotive, Inc.	200,000	5,370
Bob Evans Farms, Inc.	175,000	5,085
Gaming VC Holdings SA	1,396,800	4,858
Rambler Media Ltd.2	500,980	1,653
Ten Alps PLC1,2	3,439,001	1,622
Spot Runner, Inc.2,3,4	2,980,544	766
Fontainebleau Resorts LLC, Class A, nonvoting units2,3,4	1,900,000	228
Mobile Travel Guide, Inc.2,3,4	96,033	24
CEC Unet PLC1,2,3	35,100,775	—
		2,509,687

INFORMATION TECHNOLOGY — 12.98%
Kingboard Chemical Holdings Ltd.1	55,295,200	210,135
Digital River, Inc.1,2	2,982,700	120,262
Palm, Inc.2	4,541,000	79,150
AVEVA Group PLC1	5,225,000	76,734
Rovi Corp.2	1,969,700	66,182
Hittite Microwave Corp.1,2	1,765,000	64,917
AAC Acoustic Technologies Holdings Inc.	57,582,000	62,936
National Instruments Corp.	2,207,653	60,997
SkillSoft PLC (ADR)1,2	6,289,000	60,374
Veeco Instruments Inc.1,2	2,566,396	59,848
Verifone Holdings, Inc.2	3,636,500	57,784
Fidelity National Information Services, Inc.	1,925,000	49,107
IAC/InterActiveCorp2	2,300,000	46,437
VTech Holdings Ltd.	5,279,000	45,470
Kingboard Laminates Holdings Ltd.	68,914,236	44,375
Novellus Systems, Inc.2	1,932,000	40,533
Intersil Corp., Class A	2,277,500	34,869
Red Hat, Inc.2	1,246,745	34,460
Wistron Corp. (GDR)3	970,275	18,144
Wistron Corp.	8,499,587	15,894
Autodesk, Inc.2	1,368,000	32,558
Semtech Corp.2	1,896,053	32,252
Hana Microelectronics PCL1	53,925,000	30,819
Logitech International SA2	1,650,000	30,327
Varian Semiconductor Equipment Associates, Inc.2	922,500	30,295
Microchip Technology Inc.	1,100,000	29,150
Internet Brands, Inc., Class A2	3,272,895	26,118
Internet Capital Group, Inc.1,2	3,096,000	25,883
Echelon Corp.2	2,000,000	25,740
Micron Technology, Inc.2	3,000,000	24,600
Net 1 UEPS Technologies, Inc.2	1,168,873	24,500
Trimble Navigation Ltd.2	1,000,000	23,910
OnMobile Global Ltd.2	2,230,000	23,735
KLA-Tencor Corp.	642,650	23,045
Avid Technology, Inc.2	1,633,400	23,015
Heartland Payment Systems, Inc.	1,578,350	22,902
Littelfuse, Inc.2	850,000	22,304
LoopNet, Inc.1,2	2,444,035	22,094
FormFactor, Inc.2	900,000	21,528
Kapsch TrafficCom AG	548,989	21,217
Global Payments Inc.	443,000	20,688
Global Unichip Corp.	4,283,768	20,361
Lender Processing Services, Inc.	528,000	20,154
Perfect World Co., Ltd., Class B (ADR)2	404,000	19,432
Ultimate Software Group, Inc.2	669,200	19,219
Halma PLC	5,365,000	18,614
Celestica Inc.2	1,900,000	18,012
Comverse Technology, Inc.2	2,050,000	17,938
OBIC Co., Ltd.	102,830	17,415
Renishaw PLC	1,968,738	17,407
Neopost SA	191,077	17,155
Infotech Enterprises Ltd.1	3,000,000	16,701
Advantest Corp.	600,000	16,657
Solera Holdings, Inc.	525,000	16,333
Akamai Technologies, Inc.2	827,000	16,275
ACI Worldwide, Inc.2	1,073,493	16,242
Finisar Corp.2	1,665,237	16,120
Acer Inc.	6,262,000	16,056
austriamicrosystems AG, non-registered shares1,2	715,000	14,979
SuccessFactors, Inc.2	958,310	13,483
SINA Corp.2	355,000	13,476
Blackboard Inc.2	300,000	11,334
Cadence Design Systems, Inc.2	1,500,000	11,010
Telecity Group PLC2	2,086,700	10,673
Orbotech Ltd.2	1,128,317	10,668
Genpact Ltd.2	760,000	9,348
Techwell, Inc.2	825,000	9,059
Intermec, Inc.2	625,000	8,813
DTS, Inc.2	311,900	8,540
DigiTech Systems Co., Ltd.2	348,000	7,952
Spectris PLC	680,000	7,681
Ono Sokki Co., Ltd.1	1,609,000	7,624
Hutchinson Technology Inc.2	922,104	6,547
Delta Electronics (Thailand) PCL	12,150,000	6,435
Playtech Ltd.	1,012,000	6,246
Redington (India) Ltd.	1,072,868	5,924
Wincor Nixdorf AG	80,000	5,154
SEEK Ltd.	999,737	4,861
Oakton Ltd.	1,520,000	4,359
HSW International, Inc.2,4	815,215	391
HSW International, Inc.2,3,4	294,693	101
KAB Distribution Inc.1,2,3	9,700,000	45
		2,270,082

FINANCIALS — 11.88%
Indiabulls Real Estate Ltd.2	15,550,000	88,569
City National Corp.	2,179,000	84,828
Dah Sing Financial Holdings Ltd.1,2	14,557,000	83,779
Daegu Bank, Ltd.	5,611,770	80,714
SVB Financial Group1,2	1,789,000	77,410
Industrial and Commercial Bank of China (Asia) Ltd.	33,982,009	76,914
Kotak Mahindra Bank Ltd.	4,691,262	76,631
BOK Financial Corp.	1,520,000	70,406
Redwood Trust, Inc.1	4,450,000	68,975
Hospitality Properties Trust	3,150,000	64,166
Cullen/Frost Bankers, Inc.	1,191,000	61,503
Glacier Bancorp, Inc.1	3,959,000	59,147
Ascendas Real Estate Investment Trust	31,486,550	43,172
First Niagara Financial Group, Inc.	3,300,000	40,689
Busan Bank	3,518,000	39,222
Genworth MI Canada Inc.2	1,674,000	37,713
IG Group Holdings PLC	7,013,545	37,365
Mercury General Corp.	1,000,724	36,206
Topdanmark A/S2	235,700	35,654
Central Pattana PCL	49,016,000	34,173
Northwest Bancorp, Inc.	1,350,000	30,834
Zions Bancorporation	1,650,000	29,651
Banco Cruzeiro do Sol SA, preferred nominative	5,543,100	29,326
Jammu and Kashmir Bank Ltd.	2,291,000	27,961
Champion Real Estate Investment Trust	66,052,599	27,531
Alexandria Real Estate Equities, Inc.	492,078	26,744
Banco Compartamos, SA, Institución de Banca Múltiple, Class O	7,250,000	26,562
Robinsons Land Corp., Class B	118,348,300	26,133
MGIC Investment Corp.2	3,350,000	24,823
Gruppo MutuiOnline SpA1	3,160,000	24,471
Portfolio Recovery Associates, Inc.2	515,000	23,345
Banque Cantonale Vaudoise	56,000	23,086
Dolphin Capital Investors Ltd.1,2	36,765,400	21,897
eHealth, Inc.1,2	1,504,054	21,839
TISCO Financial Group PCL	31,317,000	21,459
Banco Macro SA, Class B (ADR)	841,915	20,332
JSE Ltd.	2,420,000	20,019
Banco ABC Brasil SA, preferred nominative	3,270,700	19,432
Ascendas India Trust	31,124,000	19,237
Azimut Holding SpA	1,496,663	18,919
Duff & Phelps Corp., Class A	958,000	18,355
Bolsa Mexicana de Valores, SAB de CV, Series A2	14,350,000	17,751
Rayonier Inc.	432,503	17,694
Eaton Vance Corp., nonvoting shares	600,000	16,794
PacWest Bancorp	857,000	16,326
Sterling Bancshares, Inc.	2,165,314	15,828
Home Federal Bancorp, Inc.1	1,384,249	15,808
Westamerica Bancorp.	300,000	15,600
Hung Poo Real Estate Development Corp.3	9,317,250	15,439
Brown & Brown, Inc.	775,000	14,849
East West Bancorp, Inc.	1,783,600	14,804
AEON Mall Co., Ltd.	705,000	14,691
CapitalSource Inc.	3,300,000	14,322
First Horizon National Corp.2	1,015,901	13,440
Paraná Banco SA, preferred nominative	2,318,400	12,790
Asya Katilim Bankasi AS, Class B2	6,090,009	12,729
Banco Daycoval SA, preferred nominative	2,539,300	12,357
Territorial Bancorp Inc.1,2	782,500	12,270
Land and Houses PCL, nonvoting depositary receipt	60,000,000	12,029
CapitaRetail China Trust	12,005,000	10,405
Starwood Property Trust, Inc.2	500,000	10,125
Oslo Børs VPS Holding ASA	1,002,335	9,555
Indiabulls Financial Services Ltd.	2,350,000	9,335
Kiatnakin Bank PCL	12,200,000	8,652
Bajaj Holdings & Investment Ltd.	785,000	8,418
Islamic Arab Insurance Co. (Salama)2	21,700,000	8,271
Discover Financial Services	500,000	8,115
CapitaMall Trust, units	6,100,000	8,017
RenaissanceRe Holdings Ltd.	141,000	7,721
Cathay Real Estate Development Co. Ltd.2	17,400,000	7,264
Westfield Financial, Inc.	800,000	6,776
Hellenic Exchanges SA	475,000	6,036
Hopewell Holdings Ltd.	1,755,000	5,514

		2,078,917

HEALTH CARE — 10.93%
Cochlear Ltd.	2,362,154	139,152
Inverness Medical Innovations, Inc.2	2,447,400	94,788
Thoratec Corp.1,2	3,076,500	93,126
American Medical Systems Holdings, Inc.1,2	3,935,400	66,587
Fisher & Paykel Healthcare Corp. Ltd.1	26,890,690	63,717
Myriad Genetics, Inc.2	2,288,000	62,691
Illumina, Inc.2	1,350,000	57,375
Integra LifeSciences Holdings Corp.1,2	1,604,890	54,807
Hikma Pharmaceuticals PLC	6,769,153	50,750
NuVasive, Inc.2	1,207,961	50,444
Hologic, Inc.2	3,086,000	50,425
Volcano Corp.1,2	2,991,900	50,324
Masimo Corp.2	1,892,800	49,591
Nakanishi Inc.1	557,100	49,070
Endo Pharmaceuticals Holdings Inc.2	2,118,900	47,951
Human Genome Sciences, Inc.2	2,435,000	45,827
Intuitive Surgical, Inc.2	155,000	40,649
ResMed Inc.2	690,000	31,188
ResMed Inc. (CDI)2	1,500,000	6,869
RHÖN-KLINIKUM AG, non-registered shares	1,415,000	36,022
SonoSite, Inc.1,2	1,354,100	35,829
Covance Inc.2	600,000	32,490
Beckman Coulter, Inc.	448,300	30,906
Pharmaceutical Product Development, Inc.	1,390,000	30,497
Ipca Laboratories Ltd.1	1,794,000	30,333
ArthroCare Corp.2	1,270,000	25,895
Tecan Group AG	415,586	25,678
Amylin Pharmaceuticals, Inc.2	1,813,000	24,820
Invacare Corp.	1,089,400	24,272
ZOLL Medical Corp.1,2	1,121,183	24,128
athenahealth, Inc.2	620,000	23,789
Abaxis, Inc.2	834,700	22,328
Greatbatch, Inc.2	990,400	22,254
XenoPort, Inc.2	1,000,000	21,230
DENTSPLY International Inc.	600,000	20,724
PSS World Medical, Inc.2	900,000	19,647
Sonic Healthcare Ltd.	1,552,967	19,472
Martek Biosciences Corp.2	855,000	19,314
Vibrac SA	183,000	18,753
Tsumura & Co.	490,000	17,701
AMAG Pharmaceuticals, Inc.2	400,000	17,472
OJSC Pharmstandard (GDR)2	842,651	15,185
Eurand NV2	950,000	14,383
Millipore Corp.2	200,000	14,066
Auxilium Pharmaceuticals, Inc.2	400,000	13,684
Alexion Pharmaceuticals, Inc.2	300,000	13,362
ev3 Inc.2	1,080,000	13,295
Medicis Pharmaceutical Corp., Class A	590,000	12,597
IPC The Hospitalist Co., Inc.2	375,000	11,794
EGIS Nyrt.	107,000	11,413
Vital Images, Inc.1,2	792,000	9,916
United Therapeutics Corp.2	200,000	9,798
TECHNE Corp.	150,000	9,383
Bumrungrad Hospital PCL	10,167,950	8,823
Laboratorios Farmacéuticos ROVI, SA	710,000	8,523
TranS1 Inc.1,2	1,620,000	7,792
Acorda Therapeutics, Inc.2	330,000	7,682
Savient Pharmaceuticals, Inc.2	500,000	7,600
ABIOMED, Inc.2	754,200	7,323
Haemonetics Corp.2	129,100	7,245
Sysmex Corp.	148,000	6,402
Cypress Bioscience, Inc.2	750,000	6,128
Laboratorios Almirall, SA	433,500	5,629
Newron Pharmaceuticals SpA2	257,000	5,210
Clínica Baviera, SA2	420,000	4,986
AS ONE Corp.	253,000	4,824
Array BioPharma Inc.2	1,920,000	4,570
Vical Inc.2	1,025,279	4,368
A&D Pharma Holdings NV (GDR)2	775,200	3,404
Vision-Sciences, Inc.1,2	2,200,000	3,190
Krka, dd, Novo mesto	27,820	2,936
WuXi PharmaTech (Cayman) Inc. (ADR)2	230,500	2,750
LifeCycle Pharma A/S2	1,438,783	2,406
Exiqon A/S2	450,000	1,239
Hythiam, Inc.2	1,000,000	670
Celera Corp.2	78,484	489
Allied Medical Ltd.2,3	147,030	3
		1,911,953

MATERIALS — 6.54%
AptarGroup, Inc.	2,484,682	92,828
James Hardie Industries NV2	13,260,609	91,971
African Minerals Ltd.2	10,676,082	65,591
Talvivaara Mining Co. PLC2	10,623,800	64,497
Rhodia SA2	4,195,853	63,788
Aquarius Platinum Ltd.2	8,333,333	37,943
Aquarius Platinum Ltd. (GBP denominated)2	3,862,983	17,171
Huabao International Holdings Ltd.	49,520,000	53,102
Symrise AG	2,634,102	50,244
Croda International PLC	3,860,000	40,487
Petropavlovsk PLC	2,453,901	35,528
Bemis Co., Inc.	1,225,000	31,740
Calgon Carbon Corp.2	1,925,000	28,548
Scotts Miracle-Gro Co., Class A	650,000	27,918
Martin Marietta Materials, Inc.	300,000	27,621
Kenmare Resources PLC1,2	55,956,000	24,604
PT Indocement Tunggal Prakarsa Tbk3	21,125,000	23,229
LANXESS AG	650,000	22,409
RPM International, Inc.	1,200,000	22,188
FUCHS PETROLUB AG	332,517	21,613
Mineral Deposits Ltd.1,2	16,142,844	12,107
Mineral Deposits Ltd. (CAD denominated)1,2	12,400,000	9,300
China Shanshui Cement Group Ltd.	27,570,000	20,599
Lynas Corp. Ltd.2,3	27,488,451	17,862
Rusoro Mining Ltd.1,2,4	20,000,000	7,856
Rusoro Mining Ltd.1,2	19,297,000	7,579
Centamin Egypt Ltd. (GBP denominated)2	9,570,037	14,689
Centamin Egypt Ltd.2	3,000	4
Intrepid Potash, Inc.2	618,013	14,579
Gem Diamonds Ltd.2,4	2,953,639	11,235
Gem Diamonds Ltd.2	800,000	3,043
Sino-Forest Corp.2	900,000	14,233
Gold Wheaton Gold Corp.2,4	42,440,000	10,518
Gold Wheaton Gold Corp.2	10,000,000	2,478
Yamana Gold Inc.	1,200,000	12,928
Buzzi Unicem SpA	673,000	11,625
Cheil Industries Inc.	260,000	11,307
CGA Mining Ltd.2	6,800,000	11,192
Cape Lambert Iron Ore Ltd.	26,100,000	11,055
Northern Iron Ltd.2	7,252,316	11,039
Sika AG, non-registered shares	7,800	10,535
Minerals Technologies Inc.	220,000	10,463
Birla Corp. Ltd.	1,648,000	10,307
Cementir Holding SpA	1,600,000	8,374
Titan Cement Co. SA	230,000	7,946
Eastern Platinum Ltd.2	10,105,450	5,481
Eastern Platinum Ltd.2,4	2,500,000	1,356
Midas Holdings Ltd.	10,417,000	6,327
Banro Corp.2	1,000,000	2,675
Banro Corp.2,4	890,000	2,380
Polo Resources Ltd.2	61,936,200	4,927
Obtala Resources PLC1,2,4	7,950,000	2,352
Obtala Resources PLC1,2	7,000,000	2,071
Oxus Gold PLC2	15,453,861	2,718
J.K. Cement Ltd.	945,000	2,705
Mangalam Cement Ltd.	747,399	2,032
PT Semen Gresik3	2,200,000	1,438
Vatukoula Gold Mines PLC2,4	54,150,000	1,255
Zep Inc.	62,130	1,010
Zoloto Resources Ltd.1,2,3	8,175,000	183
		1,144,783

ENERGY — 5.08%
Heritage Oil Ltd.2	14,078,000	110,611
Pacific Rubiales Energy Corp.2	7,015,000	86,990
Niko Resources Ltd.	920,000	72,057
FMC Technologies, Inc.2	1,245,000	65,039
BJ Services Co.	2,892,400	56,199
Helmerich & Payne, Inc.	1,316,000	52,021
Gulf Keystone Petroleum Ltd.1,2,4	37,087,632	51,739
Core Laboratories NV	495,000	51,030
Banpu PCL	3,790,300	48,541
Concho Resources Inc.2	1,271,100	46,166
Regal Petroleum PLC1,2	21,693,000	37,373
Uranium One Inc.2	13,860,500	33,313
Zhaikmunai LP (GDR)2,5	5,540,000	27,146
WorleyParsons Ltd.	964,556	25,287
Karoon Gas Australia Ltd.2	3,500,000	24,120
Bill Barrett Corp.2	700,000	22,953
Petroceltic International PLC1,2	68,700,000	19,497
Centennial Coal Co. Ltd.	5,927,391	16,842
Schoeller-Bleckmann Oilfield Equipment AG	296,200	14,209
Eurasia Drilling Co. Ltd. (GDR)	995,000	13,035
Value Creation Inc.2,3,4	4,529,354	9,144
Leed Petroleum PLC2	10,500,000	2,099
BNK Petroleum Inc.2	1,590,380	1,517
Mart Resources, Inc.2,4	12,459,375	1,340
FLEX LNG Ltd.2	501,809	435
Oilexco Inc.2,3	6,808,600	238
Oilexco Inc. (GBP denominated)2,3,4	2,900,000	—
Oilexco Inc.2,3,4	520,000	—
High Arctic Energy Services Inc.2	1,923,000	162
		889,103

CONSUMER STAPLES — 4.37%
Lindt & Sprüngli AG	1,694	47,036
Lindt & Sprüngli AG, participation certificate	19,166	46,555
Alberto-Culver Co.	2,221,227	61,484
Hypermarcas SA, ordinary nominative2	2,906,200	57,045
Bare Escentuals, Inc.2	4,346,146	51,676
China Yurun Food Group Ltd.	21,875,000	47,140
Kernel Holding SA2	3,243,300	45,543
ARYZTA AG2	1,018,000	40,758
Drogasil SA, ordinary nominative	2,791,900	35,544
Whole Foods Market, Inc.2	1,025,000	31,252
MARR SpA1	3,380,063	30,530
Hain Celestial Group, Inc.2	1,590,000	30,480
First Pacific Co. Ltd.	44,300,000	29,669
Nong Shim Co., Ltd.	113,716	24,630
Thai Union Frozen Products PCL	27,000,000	20,803
Poslovni sistem Mercator, dd	69,933	18,326
Emmi AG	136,100	16,635
Church & Dwight Co., Inc.	290,174	16,465
CP ALL PCL	25,948,500	15,606
GlaxoSmithKline Consumer Healthcare Ltd.	635,897	15,433
PT BISI International Tbk2,3	61,172,000	13,167
Origin Enterprises PLC2	3,213,300	12,654
AMOREPACIFIC Corp.	17,600	12,642
Coca-Cola Icecek AS, Class C	1,672,785	11,842
Tassal Group Ltd.	6,500,000	9,980
Parmalat Spa	3,249,543	8,986
Chattem, Inc.2	100,000	6,641
PrimeAg Australia Ltd.2	7,000,000	6,270
		764,792

UTILITIES — 1.81%
Xinao Gas Holdings Ltd.1	72,350,000	143,776
Glow Energy PCL	53,471,700	52,400
Manila Water Co., Inc.1	111,206,800	36,250
AES Tietê SA, preferred nominative	2,400,000	27,133
Northumbrian Water Group PLC	4,770,000	18,808
CESC Ltd.	1,746,400	14,249
Acea SpA	602,485	7,889
Thai Tap Water Supply PCL	61,610,300	7,595
Electricity Generating PCL	2,285,000	5,247
Tanjong PLC	665,200	2,885
		316,232

TELECOMMUNICATION SERVICES — 1.62%
tw telecom inc.2	5,985,000	80,498
Partner Communications Co. Ltd.	2,630,039	49,763
Partner Communications Co. Ltd. (ADR)	311,800	5,868
Cellcom Israel Ltd.	850,000	25,865
Cellcom Israel Ltd. (ILS denominated)	855,000	25,607
LG Telecom Ltd.	3,770,000	27,304
Total Access Communication PCL	17,046,000	20,626
True Corp. PCL2	172,270,000	17,011
Daisy Group PLC2,4	10,000,000	14,590
Globe Telecom, Inc.	526,867	10,859
StarHub Ltd	3,246,840	5,005
		282,996

MISCELLANEOUS — 4.98%
Other common stocks in initial period of acquisition		871,321

Total common stocks (cost: $13,702,212,000)		15,946,544

Warrants — 0.02%	Shares

FINANCIALS — 0.02%
PacWest Bancorp, Series B, warrants, expire 20102,3,4	428,500	1,757
PacWest Bancorp, Series A, warrants, expire 20102,3,4	428,500	1,108
		2,865

MATERIALS — 0.00%
Gold Wheaton Gold Corp., warrants, expire 20112,3,4	17,500,000	557
Gold Wheaton Gold Corp., warrants, expire 20132,4	3,720,000	191
		748

HEALTH CARE — 0.00%
Fluidigm Corp., warrant1,2,3,4	1	—

Total warrants (cost: $47,000)		3,613

Convertible securities — 0.18%	Shares or principal amount

HEALTH CARE — 0.16%
Fluidigm Corp., Series E, convertible preferred1,2,3,4	1,251,055	17,515
Fluidigm Corp 12.00% convertible notes1,3,4,6	$794,292	794
BG Medicine, Inc., Series D, convertible preferred1,2,3,4	1,538,462	10,000
		28,309

TELECOMMUNICATION SERVICES — 0.01%
tw telecom inc. 2.375% convertible debentures 2026	$1,600,000	1,558

CONSUMER DISCRETIONARY — 0.00%
Spot Runner, Inc., Series C, convertible preferred2,3,4	1,626,016	418

MISCELLANEOUS — 0.01%
Other convertible securities in initial period of acquisition		2,229

Total convertible securities (cost: $38,009,000)		32,514

	Principal amount	Value
Bonds & notes — 0.07%	(000)	(000)

FINANCIALS — 0.07%
Zions Bancorporation 5.65% 2014	$1,220	$964
Zions Bancorporation 5.50% 2015	3,575	2,750
Zions Bancorporation 6.00% 2015	9,772	7,725

Total bonds & notes (cost: $10,152,000)		11,439

Short-term securities — 8.70%

U.S. Treasury Bills 0.14%–0.35% due 10/8/2009–7/15/2010	295,830	295,452
Freddie Mac 0.13%–0.27% due 10/19/2009–4/26/2010	278,200	278,145
Federal Home Loan Bank 0.14%–0.20% due 10/19–12/18/2009	153,200	153,175
Caisse d’Amortissement de la Dette Sociale 0.195%–0.21% due 12/16/2009–1/15/2010	145,700	145,585
Fannie Mae 0.17%–0.30% due 10/28–12/29/2009	99,700	99,685
BNP Paribas Finance Inc. 0.19%–0.22% due 10/20–12/23/2009	75,700	75,683
ING (U.S.) Funding LLC 0.18%–0.30% due 10/1–10/27/2009	73,200	73,191
European Investment Bank 0.20% due 10/23/2009	47,500	47,492
Park Avenue Receivables Co., LLC 0.20% due 10/7/20095	20,000	19,999
Jupiter Securitization Co., LLC 0.19% due 10/27/20095	18,400	18,397
Barton Capital LLC 0.26% due 10/5/20095	37,700	37,698
Bank of America Corp. 0.31% due 2/23/2010	36,900	36,835
Scotiabank Inc. 0.22% due 12/15/20095	35,000	34,981
KfW 0.21% due 10/20/20095	31,900	31,896
General Electric Capital Services, Inc. 0.27% due 10/1/2009	30,400	30,400
Toronto-Dominion Holdings USA Inc. 0.23% due 12/14/20095	29,200	29,182
Wal-Mart Stores Inc. 0.15% due 11/16/20095	27,900	27,891
Denmark (Kingdom of) 0.22% due 11/3/2009	26,200	26,192
Total Capital Canada Ltd. 0.24% due 11/10/20095	18,500	18,495
Canada Bill 0.50% due 10/13/2009	15,000	14,998
Electricité de France 0.18% due 10/8/20095	14,300	14,299
BNZ International Funding Ltd. 0.23% due 10/28/20095	11,200	11,198
International Bank for Reconstruction and Development 0.17% due 11/17/2009	500	500

Total short-term securities (cost: $1,521,266,000)		1,521,369

Total investment securities (cost: $15,271,686,000)		17,515,479
Other assets less liabilities		(19,617)

Net assets		$17,495,862

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1Represents an affiliated company as defined under the Investment Company Act of 1940.
2Security did not produce income during the last 12 months.
3Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities was $158,800,000, which represented .91% of the net assets of the fund.
4Purchased in a transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale.

Further details on these holdings appear below.

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets

Gulf Keystone Petroleum Ltd.	7/22/2008–8/3/2009	$14,810	$51,739	.30%
Trinity Ltd.	12/6/2007	37,508	20,506	.12
Fluidigm Corp., Series E, convertible preferred	12/21/2006–10/24/2007	17,515	17,515	.10
Fluidigm Corp. 12.00% convertible notes 2009	8/17/2009	794	794	.00
Fluidigm Corp., warrant	8/17/2009	—	—	.00
Daisy Group PLC	7/14/2009	12,966	14,590	.08
Gold Wheaton Gold Corp.	6/27/2008–2/24/2009	10,625	10,518	.07
Gold Wheaton Gold Corp., warrants, expire 2011	2/24/2009	47	557	.00
Gold Wheaton Gold Corp., warrants, expire 2013	6/27/2008	—	191	.00
Gem Diamonds Ltd.	4/1/2009	4,232	11,235	.06
BG Medicine, Inc., Series D, convertible preferred	7/9/2008	10,000	10,000	.06
Value Creation Inc.	8/25/2005–9/1/2006	33,229	9,144	.05
Rusoro Mining Ltd.	3/10/2009	9,256	7,856	.04
PacWest Bancorp, Series B, warrants, expire 2010	8/25/2009	—	1,757	.01
PacWest Bancorp, Series A, warrants, expire 2010	8/25/2009	—	1,108	.01
Banro Corp.	7/26/2005	3,799	2,380	.01
Obtala Resources PLC	2/26/2009	1,921	2,352	.01
Eastern Platinum Ltd.	4/3/2007	4,100	1,356	.01
Mart Resources, Inc.	1/16/2007–9/7/2007	5,594	1,340	.01
Vatukoula Gold Mines PLC	6/4/2008	4,519	1,255	.01
Spot Runner, Inc.	10/25/2006–3/20/2008	15,071	766	.01
Spot Runner, Inc., Series C, convertible preferred	10/25/2006	6,000	418	.00
Aker Philadelphia Shipyard ASA	12/5/2007	3,626	594	.00
HSW International, Inc.	10/2/2007	3,000	391	.00
HSW International, Inc.	12/17/2007	907	101	.00
Fontainebleau Resorts LLC, Class A, nonvoting units	10/5/2005–6/1/2007	21,500	228	.00
Mobile Travel Guide, Inc.	12/17/2007	24	24	.00
Oilexco Inc. (GBP denominated)	12/15/2005	9,456	—	.00
Oilexco Inc.	3/7/2007	3,454	—	.00

Total restricted securities		$233,953	$168,715	.96%

5Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $271,182,000, which represented 1.55% of the net assets of the fund.
6Coupon rate may change periodically.

Key to abbreviations

ADR = American Depositary Receipts	GDR = Global Depositary Receipts	ILS = Israeli shekels
BDR = Brazilian Depositary Receipts	CAD = Canadian dollars
CDI = CREST Depository Interest	GBP = British pounds

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in each fund’s prospectus, which can be obtained from your financial professional and should be read carefully before investing.

MFGEFP-935-1109O-S21469

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO
To the Shareholders and Board of Directors of
SMALLCAP World Fund, Inc.:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of SMALLCAP World Fund, Inc. (the “Fund”) as of September 30, 2009, and for the year then ended and have issued our report thereon dated November 10, 2009, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR.  Our audit also included the Fund’s investment portfolio (the “Schedule”) as of September 30, 2009, appearing in Item 6 of this Form N-CSR.  This Schedule is the responsibility of the Fund’s management.  Our responsibility is to express an opinion based on our audit.  In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California
November 10, 2009

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SMALLCAP WORLD FUND, INC.

By /s/ Paul F. Roye
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: November 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Paul F. Roye
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: November 30, 2009

By /s/ Neal F. Wellons
Neal F. Wellons, Treasurer and Principal Financial Officer

Date: November 30, 2009